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                                                                    Exhibit 10.1


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                                 LEASE AGREEMENT



                                     BETWEEN



                       CROSSROADS BUSINESS PARK ASSOCIATES

                                  as Landlord,

                                       and

                         PRECISION RESPONSE CORPORATION

                                    as Tenant



                                FOR THE PREMISES

                      Fourth Floor, Crossroads Building Two

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                                TABLE OF CONTENTS

                                                                                                               PAGE
         DEFINITIONS                                                                                              1
1.01     PREMISES.................................................................................................5
1.02     CONSTRUCTION DRAWINGS....................................................................................5
1.03     DELIVERY OF POSSESSION OF THE PREMISES...................................................................6
1.04     CONSTRUCTION OF THE INTERIOR MODIFICATIONS...............................................................6
1.05     PAYMENT OF LANDLORD'S CONTRIBUTION.......................................................................7
1.06     MEASUREMENT OF THE PREMISES..............................................................................8
2.01     TERM OF LEASE............................................................................................8
3.01     MONTHLY BASE RENT........................................................................................9
3.02     TIME FOR PAYMENT OF RENT................................................................................10
3.03     RENT ESCALATION.........................................................................................10
4.01     LETTER OF CREDIT........................................................................................10
5.01     PERMITTED USE...........................................................................................10
6.01     TENANT'S TAXES..........................................................................................11
7.01     PROPORTIONATE SHARE OF OPERATING COSTS..................................................................11
8.01     TENANT'S OBLIGATIONS....................................................................................12
9.01     LANDLORD'S OBLIGATIONS..................................................................................12
9.02     TENANT'S SELF HELP REMEDY...............................................................................13
10.01    ALTERATIONS.............................................................................................13
11.01    SIGNS AND WINDOW TREATMENT..............................................................................14
12.01    INSPECTIONS.............................................................................................14
13.01    UTILITIES...............................................................................................15
14.01    ASSIGNMENT AND SUBLETTING...............................................................................15
15.01    FIRE AND CASUALTY DAMAGE................................................................................16
16.01    LIABILITY...............................................................................................17
17.01    CONDEMNATION............................................................................................18
18.01    HOLDING OVER............................................................................................19
19.01    QUIET ENJOYMENT.........................................................................................19
20.01    EVENTS OF DEFAULT.......................................................................................19
20.02    REMEDIES................................................................................................20
21.01    RIGHTS RESERVED TO LANDLORD.............................................................................23
22.01    OMITTED
23.01    LANDLORD'S LIEN.........................................................................................23
24.01    ATTORNMENT AND SUBORDINATION............................................................................23
25.01    MECHANICS LIENS.........................................................................................24
26.01    NOTICES.................................................................................................25
27.01    MISCELLANEOUS...........................................................................................25
28.01    COMPLIANCE WITH PUBLIC ACCOMMODATION LAWS...............................................................28
29.01    ENVIRONMENTAL MATTER....................................................................................28
29.02    RADON GAS...............................................................................................28
30.01    RIGHT OF FIRST OFFER....................................................................................28
31.01    MOVING COST ALLOWANCE...................................................................................29
32.01    ROOFTOP RIGHTS..........................................................................................29
33.01    SMOKE FREE BUILDING.....................................................................................29
34.01    NON EXCLUSIVE PARKING...................................................................................29

                                                    SCHEDULE OF EXHIBITS

Building Legal Description....................Exhibit A
N/A and none included.........................Exhibit B
Construction Work Letter......................Exhibit C
Rules and Regulations.........................Exhibit D


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Crossroads Business Park Building Two
8151 West Peters Road,  Fourth Floor
Plantation, Florida 33317

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT is made and is entered into by and between CROSSROADS BUSINESS PARK ASSOCIATES, a Florida general partnership (the "Landlord") and PRECISION RESPONSE CORPORATION, a Florida corporation (the "Tenant" or "You"). To help in understanding the terms of this Lease, the following defined terms shall have the following respective meanings:

         "Adjustment Date" means the first day of the Lease Year (other than the first Lease Year).

         "Affiliate" means an affiliate of yours as defined in Rule 405 promulgated under the Securities Act of 1933, as amended. The term "Affiliate" shall also include any entity which succeeds to your business by reason of merger, consolidation or purchase of all or substantially all of your assets provided that such entity has a net worth equal to or exceeding your net worth.

         "Base Building Condition" means a shell which is slab to slab, no perimeter drywall, no HVAC (other than HVAC unit(s) serving the Common Areas), electric panels in the electric room only, and no distribution.

         "Building" means the office building located at 8151 West Peters Road, Plantation, Florida 33317, which Building is sometimes referred to by the Landlord as Crossroads Building Two. The Building is located on land legally described in EXHIBIT A annexed hereto, which legal description is subject to change based on the final as built survey which may be prepared subsequent to the Effective Date. The Building is comprised of approximately 100,000 rentable square feet (r.s.f). of space.

         "Commencement Date" means the Effective Date.

         "Common Areas" means the lobbies, elevators, common restrooms, common hallways, shipping and receiving areas, and common parking areas, driveways, and sidewalks, common entrances and other similar areas and access ways serving the Building.

         "Construction Drawings" means Landlord approved plans and specifications for your construction of the Interior Buildout, as same may be modified from time to time.

         "Controllable Operating Costs" means all Operating Costs other than Taxes, insurance premiums, association assessments, security, utilities and trash removal. Notwithstanding, security will be a Controllable Operating Cost if the contract for the provision of security services was not competitively bid to at least two bidders.

         "Crossroads Business Park" means all of the land within Jacaranda Parcel 817 owned by Landlord.

         "Development" means the Building together with all other improvements within Crossroads Business Park.

         "Draw Request" means a written application signed by you and setting forth the portion of Landlord's Contribution requested. A Draw Request must include the following: (i) your architect's certification that the Interior Buildout is being constructed in accordance with the Construction Drawings; (ii) your certification that all prior funded Draw Requests have been used to pay the items specified in the prior Draw Requests; (iii) conditional lien releases from your general contractor and the subcontractors for which the Draw Request pertains; (iv) line itemization of the portion of the Interior Buildout Cost pertaining to the Draw Request with supporting documentation; and (v) unconditional partial lien releases for all prior payments to the general contractor and to the subcontractors. Not more than one Draw Request may be made in any one calendar month.

         "Effective Date" means the date of this Lease which date shall be deemed to refer to the last date in point of time on which all parties hereto have executed this Lease.

         "Environmental Law" means any federal, state or local law, ordinance, regulation, regulatory guidance or pronouncement relating to pollution or protection of the environment including the use, analysis, generation, manufacture, handling, storage, presence, disposal or transportation of any Hazardous Substance. The term "Environmental Law" includes any applicable best management practices for products being sold or used by you at the Premises.

         "Events of Default" means those events of default specifically identified in this Lease.

         "Expiration Date" means the last day of the tenth Lease Year.

         "Hazardous Substances" means pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any Environmental Law.

         "Holdover Rent" means the sum of (i) 150% of the monthly base rent amount in effect on the termination date of this Lease plus (ii) your proportionate share of Operating Costs plus (iii) all sales tax required to be collected thereon.

         "Interior Buildout" means the construction of the interior of the Premises pursuant to the Construction Drawings.

         "Interior Buildout Cost" means the hard costs to construct the Interior Buildout including general contractor, premiums for the general contractor payment and performance bonds, architecture and permitting fees and other charges payable to governmental authorities.

         "Landlord's Broker" means Premier Commercial Realty, Inc.

         "Landlord's Contribution" means the improvement allowance that Landlord has agreed to pay to you in the method and manner prescribed in this Lease in connection with your obligation to construct the Interior Buildout. Landlord's Contribution is the lesser of (i) the Interior Buildout Cost; or (ii) the sum of $1,088,960. Other than Landlord's obligation to pay to you the Landlord's Contribution, Landlord has not agreed to and will not be responsible for the space planning, design or construction of the Interior Buildout or its cost thereof.

         "Lease" means this lease agreement including the rules and regulations attached hereto and including all exhibits attached hereto. If there is a conflict between an express provision of the body of the lease agreement and the rules and regulations attached hereto, then the express provision of the lease agreement shall control over any contrary provision in the rules and regulations.

         "Lease Year" means, as to the first Lease Year, the 365 day period beginning on the Rent Commencement Date (366 day period if February 29 falls within such Lease Year), provided, however, that if the Rent Commencement Date is a day other than the first day of a calendar month, then the first Lease Year shall instead be measured from the first day of the calendar month immediately following the calendar month within which the Rent Commencement Date falls. Thereafter, each succeeding Lease Year shall be the 365 day period (366 day period if February 29 falls within such period) immediately following the end of the prior Lease Year. By way of example, if the Rent Commencement Date is October 24, 1999, then each Lease Year would run from November 1 through October 31.

Landlord:             Tenant:     RDM
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                                       2


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         "Letter of Credit" means an irrevocable and unconditional letter of credit in the amount of $450,000. The Letter of Credit must (i) be in form satisfactory to Landlord; (ii) clearly state that it is a clean site draft in the required amount in favor of Landlord, irrevocable and expiring no earlier than April 1, 2006, or, if the issuer is unable to or is unwilling to issue a multi-year form of Letter of Credit, then in a form which will automatically renew from year to year unless the issuer provides Landlord with at least sixty days advance written notice that the issuer will not be renewing the Letter of Credit; (iii) be issued by NationsBank, N.A k/n/a Bank of America or a bank approved by Landlord; (iv) be payable upon presentation to a bank in Broward County, Florida; and (v) be unconditionally available to Landlord by Landlord's drafts, at sight, with partial draws permitted.

         "Market Rent" means base rent determined with reference to the average of normal values being achieved by landlords in lease renewals entered into with private sector tenants for comparable space (i.e., the Premises in it's as is condition at the time of renewal) in comparable buildings in equally desirable locations within the same market assuming operating expense and real estate passthroughs and consumer price index increases corresponding to those contained in this Lease. Consideration should be given to the value of any concession as may then be customary in the market for lease renewals, including, without limitation, rental abatements, cash allowances and/or credits for renewal tenant improvements over the entire renewal term. The determination of Market Rent shall also take in to consideration the credit worthiness of the tenant. The determination of Market Rent shall be made by Landlord. Notwithstanding, you shall have the right to disagree with Landlord's determination and to submit your own determination of Market Rent. If Landlord does not agree with your determination, then you and Landlord shall mutually select an independent appraiser qualified to appraise commercial property and who shall have experience in the appraisal of similar properties within the referenced area. The sole function of the independent appraiser shall be to determine which among Landlord's and your determinations of Market Rent is most correct and the decision of the independent appraiser shall be final and binding upon the parties. The cost of the independent appraiser shall be paid for by the party whose Market Rent determination was found by the independent appraiser to not be the most correct.

        "Operating Costs" means all reasonable (as to amount) and customary costs and expenses paid or incurred by Landlord or on Landlord's behalf in connection with the ownership, management, repair, replacement, remodeling, maintenance and operation of the Building, including, without limitation, all Taxes, assessments (whether general or special) and governmental charges of any kind and nature whatsoever including assessments due to deed restrictions and/or owner's associations, which accrue against the Building, the costs of maintaining and repairing parking lots, parking structures, easements, landscaping, property management fees, utility costs to the extent not separately metered, insurance premiums, depreciation of the costs of replacements or improvements to the Building but not including any Structural Repairs which are normally chargeable to capital accounts under sound accounting principles. The term "Operating Costs" does not include: (i) costs of alterations of tenants' premises; (ii) costs of curing construction defects;
(iii) interest and principal payments on mortgages, and other debt cost; (iv) real estate brokers' leasing commissions or compensation; (v) any cost or expenditure for which Landlord is reimbursed, whether by insurance proceeds or otherwise; (vi) cost of any service furnished to any other occupant of the Building which Landlord does not provide to you hereunder. Notwithstanding anything contained herein to the contrary, depreciation of any capital improvements which are intended to reduce Operating Costs, or are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed, or are recommended by the N.F.P.A. Life Safety Code, shall be included in Operating Costs. If Landlord selects the accrual method of accounting rather than the cash accounting method for Operating Costs purposes, Operating Costs shall be deemed to have been paid when such expenses have accrued. Certain of the costs of management, operation and maintenance of the Building may be common to all of the buildings within the Development owned by Landlord and you consent to Landlord's allocation of such common costs among the various buildings owned by Landlord within the Development and the amount of such common costs allocated by Landlord to the Building shall be deemed an Operating Cost, provided that the allocation method used by Landlord is reasonable. Landlord may, in a reasonable manner, allocate insurance

Landlord:             Tenant:     RDM
         -----------         -------------



                                       3

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premiums for so-called "blanket" insurance policies which insure other properties as well as the Building and said allocated amount shall be deemed to be an Operating Cost.

         "Permitted Use" means the use of the Premises for general business office use.

         "Premises" means approximately 27,224 rentable square feet of space comprised of the entire fourth floor of the Building.

         "Proportionate share" means a fraction the numerator of which shall be the rentable square footage of the Premises and the denominator of which shall be the rentable square footage of the Building, as determined by Landlord. Notwithstanding anything contained in the Lease to the contrary, Landlord shall have the right, from time to time, to add or exclude from the Building real property and any buildings constructed thereon. If Landlord elects to add to or exclude from the Building, Landlord will notify you in writing of any such addition or exclusion which notice shall describe the property added or excluded and which notice shall describe the recomputation of your Proportionate share.

         "Public Accommodation Law" means any and all applicable laws, regulations and building codes governing non-discrimination and public accommodations and commercial facilities including, without limitation, the requirements of the Americans with Disabilities Act, 42 USC 12-101 and all regulations and promulgations thereunder.

         "Renewal Notice" means written notice that you intend to exercise an option to extend granted to you under this Lease. A Renewal Notice, to be effective, must be received by Landlord no later than one hundrd and eighty
(180) days prior to the Expiration Date, time being of the essence.

          "Rent" means the sum of the monthly base rent plus the additional rent as provided in Section 7.01 of this Lease together with all sales tax to be collected thereon. Notwithstanding anything in the Lease to the contrary, all amounts payable by you to or on behalf of Landlord under this Lease, whether or not expressly denominated as Rent, shall constitute additional rent.

         "Rent Commencement Date" means the (i) the fifteenth day immediately following the date that a certificate of occupancy (temporary or permanent) or its equivalent is issued by the City of Plantation permitting you to occupy the Premises; or if earlier (ii) March 15, 2000.

          "Restoration Period" means a one hundred and eighty (180) day period beginning on the date Landlord is notified that the Building has been damaged or destroyed by a casualty occurrence.

         "Structural Repairs" means repairs and replacements to the Building's foundations, load-bearing walls, columns and joists and replacement of roofing and roof deck.

         "Superior Mortgagee" means a bank, insurance company or other institutional lender now or hereafter holding a mortgage encumbering the Building. The current Superior Mortgagee is NationsBank, N.A., 100 S.E. Second Street, 14th Floor, FL7-950-14-05, Miami, Florida 33131, attn.: Real Estate Loan Administration. For purposes of the first and second paragraphs of Section 24.01 of this Lease, the term "Superior Mortgagee" will also include any other person or entity then holding a mortgage encumbering the Building.

         "Taxes" means all taxes, assessments, or governmental charges levied, assessed or imposed on the Building. If at any time during the term of this Lease the present method of taxation shall be changed so that in lieu of the whole or any part of any such Taxes, there shall be levied, assessed or imposed on Landlord a capital

Landlord:             Tenant:     RDM
         -----------         -------------




                                       4

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levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. Where discounts are available for prepayment, Taxes will be computed using the discount available for payment in December irrespective of whether the Taxes are paid earlier or later and irrespective of the actual amount of discount utilized, provided, however, if Taxes are not paid within the discount period in connection with the filing of a petition for a redetermination of the assessed amount or other petition contesting the amount of Taxes, then in such event the preceding provisions of this sentence shall not apply.

         "Tenant's Broker" means Cushman & Wakefield of Florida, Inc .

         "Term", "term" or "rental term" means the primary term of this Lease. If the term of this Lease has been extended pursuant to an option granted to you under this Lease to extend the term or pursuant to any amendment to this Lease extending the term, then such extended term shall be included as part of the term.

         "Transfer Premium" means all rent, additional rent or other consideration payable by an assignee or subtenant (other than an Affiliate) in excess of the Rent payable by you under this Lease (on a per rentable square foot basis in the case of a subletting where the subletting is for less than the entire Premises) after deducting the reasonable expenses incurred by you for (i) any changes, alterations and improvements to the Premises in connection with the assignment or subletting, including any reasonable fees or costs incurred with respect thereto; (ii) any brokerage commissions and reasonable attorney fees in connection with the assignment or subletting; (iii) any marketing or promotional fees; and (iv) the unamortized balance of any of your improvement costs to the Premises in excess of Landlord's Contribution. In the case of a subletting of 50% or less of the Premises, the Transfer Premium will be deemed to be none.

                                   WITNESSETH:

         1.01 PREMISES. (a) In consideration of your obligation to pay Rent and of the other terms, provisions and covenants hereof, Landlord leases the Premises to you and you lease the Premises from Landlord. Provided that you are not in default, you and your employees, customers, licensees and invitees shall have the non-exclusive right to use, in common with the other parties occupying the Building, the Common Areas, subject, however, to such reasonable rules, posted signs and regulations as Landlord may, from time to time, prescribe in accordance with this Lease. The definitions preceding this Section 1.01 are expressly incorporated in to and made a part of this Lease and unless otherwise indicated in this Lease to the contrary, Section references are to the sections of this Lease.

              (b) During the term of this Lease and provided that you are not then in default, you shall have the exclusive right to use at no additional charge (i) ten (10) reserved covered parking spaces comprised of space no.s 4, 5, 6, 7, 8, 9, 25, 26, 27 and 28; and (ii) two spaces in front of the Building for your company limousines. The location of these spaces shall be determined by Landlord.

              (c) The parties will agree on the Construction Drawings in accordance with the procedures set forth in Section 1.02. You will then construct the Interior Buildout in accordance with the requirements of Section 1.04.

         1.02 CONSTRUCTION DRAWINGS. (a) The Construction Drawings will be finalized in accordance with the time line contained in this Section 1.02, and as to all required time periods contained in this Section 1.02, time shall be of the essence. The time line is as follows:

Landlord:             Tenant:     RDM
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                                       5

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              (i) You agree to provide Landlord with the Construction Drawings on or before the seventy fifth (75th) day immediately following the Effective Date.

              (ii) Landlord agrees to provide you with written notice of approval or rejection of the Construction Drawings on or before the tenth day immediately following Landlord's receipt of the Construction Drawings. If Landlord rejects the Construction Drawings, Landlord's rejection notice must specify with particularity the reason for rejection and, where applicable, an alternate that Landlord would accept. Landlord's failure to timely give any written notice of approval or rejection as required herein shall be a deemed approval.

              (iii) If Landlord rejects the Construction Drawings, you agree to provide Landlord with revised Construction Drawings within eight business days of your receipt of Landlord's rejection notice. The revised Construction Drawings must contain an itemization of the revisions that made.

              (iv) Landlord agrees to provide you with written notice of approval or rejection of the revised Construction Drawings on or before the fifth day immediately following Landlord's receipt of the revised Construction Drawings. If Landlord rejects the revised Construction Drawings, Landlord's rejection notice must again specify with particularity the reason for rejection and, where applicable, an alternate that Landlord would accept. In such event, the procedures set forth in paragraphs (iii) and (iv) above will continue to be repeated until such time as Landlord approves the Construction Drawings. Landlord's failure to timely give any written notice of approval or rejection as required herein shall be a deemed approval.

         (b) Any approval by Landlord of or consent by Landlord to the Construction Drawings or to any part thereof or to any changes thereto and any inspection or approval of the Interior Buildout shall be deemed to be strictly limited to an acknowledgment of approval or consent and such approval or consent shall not constitute an assumption by Landlord of any responsibility for the accuracy, sufficiency or feasibility of any plans, specifications or other such items and shall not imply any representation, acknowledgment or warranty by Landlord that the design is safe, feasible or structurally sound or will comply with any legal or governmental requirements. Any deficiency in design, although same had the prior approval of Landlord, shall be solely your responsibility. It is your responsibility to ensure that the Construction Drawings and the Interior Buildout comply with all applicable building codes and ordinances, with the N.F.P.A. Life Safety Code and with the Public Accommodation Laws. Your obligations under Section 28.01 of this Lease shall apply to the Interior Buildout.

         1.03 DELIVERY OF POSSESSION OF THE PREMISES. The Premises will be delivered to you on the Commencement Date in Base Building Condition and it will be your obligation to construct the Interior Buildout in the manner set forth in the Construction Drawings. The taking of possession of the Premises by you shall be deemed conclusively to establish that the Premises, subject to latent defects, are in good and satisfactory condition as of when possession was taken and that you have determined that the Premises is suitable for your intended purposes. Landlord has made no warranties with respect to suitability (including whether the applicable zoning for the Building will permit your Permitted Use) and you hereby expressly waive any implied warranty of same. You further acknowledge that no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord, unless such are expressly set forth in this Lease. After the Commencement Date, you shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

         1.04 CONSTRUCTION OF THE INTERIOR MODIFICATIONS. (a) As soon as is reasonably practical following approval of the Construction Drawings, you will apply for a building permit to construct the Interior Buildout and you will diligently pursue to completion the obtaining of the building permit.

Landlord:             Tenant:     RDM
         -----------         -------------

              (b) Upon receipt of the building permit for the construction of the Interior Buildout, you will commence the construction of the Interior Buildout and you will diligently pursue to completion the construction of the Interior Buildout, subject to force majeure or other unavoidable delay, provided, however, that such force majeure or other unavoidable delay shall not result in an extension of the Rent Commencement Date. You agree to construct the Interior Buildout in accordance with the Construction Drawings and in accordance with all applicable building codes and ordinances, the N.F.P.A. Life Safety Code and in compliance with all applicable Public Accommodation Laws. You shall be permitted to make changes to the Construction Drawings only if Landlord agrees to the changes. Landlord agrees to not unreasonably withhold, delay or condition any requested approval of changes to the Construction Drawings.

              (c) The general contractor selected by you is subject to Landlord's reasonable approval and the general contractor must be bonded and fully insured in accordance with Landlord's insurance requirements, provided that such insurance requirements are commercially reasonable. Your general contractor and any subcontractors shall be subject to the administrative supervision of Landlord's construction manager provided, however, that Landlord shall not be entitled to charge you for a construction management or supervisory fee. Provided that Tiger Construction, Inc. is bondable and insurable, Landlord approves Tiger Construction, Inc. as your general contractor.

              (d) All materials used in the construction of the Interior Buildout shall be building standard or better as set forth in the construction letter attached to this Lease as EXHIBIT C. The materials used in the construction of the Interior Buildout and the improvements to the Premises included in the Interior Buildout represents realty and not personalty and at Lease expiration, ownership will vest in Landlord.

              (e) Your obligation to pay Rent begins on the Rent Commencement Date and is not dependant upon your completion of the Interior Buildout on or before that date and you will be obligated to begin paying Rent on the Rent Commencement Date even if the Interior Buildout is not completed by that date.

         1.05 PAYMENT OF LANDLORD'S CONTRIBUTION. Landlord will make progress payments to you of Landlord's Contribution in accordance with this Section 1.05. Landlord shall be entitled to retain a ten percent retainage from each partial payment and the retainage shall be paid to you as part of the final payment of Landlord's Contribution. In order to obtain a partial draw of Landlord's Contribution, you must submit a Draw Request. Landlord agrees to promptly process the Draw Request and make payment to you within twenty five days of Landlord's receipt of the Draw Request, provided, however, that you may not submit more than one draw request in any calendar month and provided that the Draw Request for such month was submitted on or before the second business day of such calendar month. Landlord reserves the right to have the check made payable to you and your general contractor. As a condition precedent to Landlord's payment of the initial Draw Request, Landlord must have approved the Construction Drawings, you must have commenced construction of the Interior Buildout and Landlord must have received from you (i) a fully executed copy of your contract with your general contractor; (ii) the notice of commencement in a form approved by Landlord prior to its recording and then a copy of the recorded notice of commencement; and (iii) a copy of the building permit for the Interior Buildout. Landlord is not required to make payment to you of the final Draw Request until Landlord receives from you (i) the certificate of occupancy for the Premises; (ii) two sets of detailed as built plans and specifications and a computer diskette containing the as built plans and specifications; (iii) certificates from your architect and general contractor certifying that the Interior Buildout has been constructed in accordance with the Construction Drawings and in accordance with all applicable building codes and ordinances, the N.F.P.A. Life Safety Code and in compliance with all applicable Public Accommodation Laws; (iv) a certified copy of the recorded notice of termination of the notice of commencement with final contractor affidavit attached; and (v) final lien waivers from all individuals or entities who performed labor or who provided materials or services and who would have a right to assert a lien against the Premises arising out of work performed with respect to the Interior Buildout.

Landlord:             Tenant:     RDM
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                                       7

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Notwithstanding anything in this Section 1.05 to the contrary, Landlord will pay to you, within five business days of the later of the Effective Date or delivery to Landlord of the Letter of Credit, the sum of $5,445 representing an advance on your preliminary space planning costs, which amount is part of and is not in addition to Landlord's Contribution.

         1.06 MEASUREMENT OF THE PREMISES. On or before the twentieth day immediately following the Effective Date, you may measure the Premises and/or the Building. All calculations of usable area under this Lease shall be based upon the American National Standard ANZI Z65.1 - 1980 (Reaffirmed 1989) (Approved June 21, 1989 by the American National Standards Institute, Inc.). Rentable square footage is the usable square footage plus a common area factor of 15% for multi-tenant floors and 12% for single tenant floors. If you do not provide Landlord with written notice disputing the measurement of the Premises or the Building within such twenty day period, time being of the essence, then the Premises shall be conclusively deemed to measure the rentable square footage specified in the definition of Premises set forth above and the Building will conclusively deemed to measure 100,000 rentable square feet. If Landlord receives written notice from you within such twenty day period disputing the foregoing measurements and if Landlord disagrees with your determination, then Landlord's architect and your architect shall mutually select a third architect whose sole purpose shall be to state whose measurement (Landlord's or yours in which event Landlord shall have the right to claim that the rentable square footage of the Premises is less than or greater than the amount specified in the definition of Premises or that the rentable square footage of the Building is less than or is greater than 100,000 r.s.f.) is most correct and the determination of the third architect shall be conclusive and binding upon the parties. Once the third architect makes a determination as to which measurement is most correct, the rental rates during the primary term will be adjusted based on a fraction, the numerator of which is the rentable square footage of whichever of Landlord's or your measurement the third architect determined to be most correct and the denominator of which is the rentable square footage set forth in the definition of Premises. The cost of the third architect shall be paid for equally by the parties.

         2.01 TERM OF LEASE. The term of this Lease shall begin on the Commencement Date and the term of this Lease shall end on the Expiration Date.

You shall have the option to extend the term of this Lease for a five year extended term (the "First Extended Term"), the First Extended Term to begin on the day after the end of the primary term of this Lease. To effectively exercise your First Extended Term option, you must timely provide the Landlord with the Renewal Notice. If Landlord does not timely receive the Renewal Notice, you shall not be entitled to exercise your First Extended Term option.

If you exercised your First Extended Term option, you shall have the option to extend the term of this Lease for a second five year extended term (the "Second Extended Term"), the Second Extended Term to begin on the day after the end of the First Extended Term. To effectively exercise your Second Extended Term option, you must timely provide the Landlord with the Renewal Notice. If Landlord does not timely receive the Renewal Notice, you shall not be entitled to exercise your Second Extended Term option.

If you exercised your Second Extended Term option, you shall have the option to extend the term of this Lease for a third five year extended term (the "Third Extended Term"), the Third Extended Term to begin on the day after the end of the Second Extended Term. To effectively exercise your Third Extended Term option, you must timely provide the Landlord with the Renewal Notice. If Landlord does not timely receive the Renewal Notice, you shall not be entitled to exercise your Third Extended Term option.

If you do not exercise an option to extend granted above, then Landlord grants to you the option to instead extend the term of the Lease then scheduled to expire for a ninety day extension period (the "Holdover Extended Term"),

Landlord:             Tenant:     RDM
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                                       8

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the Holdover Extended Term to begin on the day after the end of the expiring term. To effectively exercise your Holdover Extended Term option, you must timely provide the Landlord with the Renewal Notice. If Landlord does not timely receive the Renewal Notice, you shall not be entitled to exercise your Holdover Extended Term option. Any holdover past the ninety days, or any holdover if you do not timely provide Landlord with the Renewal Notice shall be subject to the provisions of Section 18.01 of this Lease.

Notwithstanding anything in the above to the contrary, Landlord reserves the right to refuse to allow you the option of extending the term of this Lease if:
(a) You or a permitted assignee or sublessee are not occupying and doing business from the Premises (other than as a result of casualty) at the time an option to extend is exercised or at the time an extended term commences; or (b) You are in default under the Lease beyond the expiration of the applicable grace period, if any, either at the time the option to extend is exercised or at the time the extended term commences.

At the beginning of each renewal term other than the Holdover Extended Term, Landlord agrees, at its sole cost and expense, to replace the carpeting in the interior of the Premises and recover or repaint the interior walls, provided, however, that Landlord shall not be required to incur any cost in excess of $4.00 r.s.f. and the cost will be factored in to the determination of Market Rent.

         3.01 MONTHLY BASE RENT. (a) You agree to pay to Landlord monthly base rent for the Premises, in advance, without demand, deduction or set off, for the entire primary term hereof beginning on the Rent Commencement Date, at the initial rate of $32,896.00 a month, provided, however, that if the Rent Commencement Date is a day other than the first day of a calendar month, then for the initial partial month, you agree to pay a per diem base rental of $1,096.52 a day for each day of the partial month beginning on the Rent Commencement Date and ending on the last day of the partial month in which the Rent Commencement Date falls. The monthly base rent amount payable by you during the primary term will increase on each Adjustment Date beginning with the Adjustment Date corresponding to the first day of the second Lease Year, the annual increase to be computed in the manner prescribed in Section 3.03.

               (b) The monthly base rent amount payable by you during the First Extended Term shall initially be 103% of the monthly base rent amount in effect during the tenth Lease Year. The monthly base rent amount payable by you during the First Extended Term will thereafter increase on each Adjustment Date beginning with the Adjustment Date corresponding to the first day of the second Lease Year of the First Extended Term, the annual increase to be computed in the manner prescribed in Section 3.03.

               (c) The monthly base rent amount payable by you during the Second Extended Term shall initially be 110% of the monthly base rent amount in effect during the fifth Lease Year of the First Extended Term. The monthly base rent amount payable by you during the Second Extended Term will thereafter increase on each Adjustment Date beginning with the Adjustment Date corresponding to the first day of the second Lease Year of the Second Extended Term, the annual increase to be computed in the manner prescribed in Section 3.03.

               (d) The monthly base rent amount payable by you during the Third Extended Term shall initially be 110% of the monthly base rent amount in effect during the fifth Lease Year of the Second Extended Term. The monthly base rent amount payable by you during the Third Extended Term will thereafter increase on each Adjustment Date beginning with the Adjustment Date corresponding to the first day of the second Lease Year of the Third Extended Term, the annual increase to be computed in the manner prescribed in Section 3.03.

               (e) The monthly base rent payable by you during the Holdover Extended Term shall be 110% of the monthly base rent amount in effect during the Lease Year that ended immediately prior to the beginning of the Holdover Extended Term.

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               (f) Notwithstanding anything in Section 3.01(a) to the contrary, to the extent the Landlord's Contribution is less than $1,088,960, you shall be entitled to receive a credit for the difference between $1,088,960 and the actual amount of the Landlord's Contribution. The credit will be in one of the following two forms, all at Landlord's sole option and discretion: (i) a credit against Rent to be credited against Rent first becoming due and payable until such time as the entire credit is exhausted; or (ii) reduced Base Rent with the reduction amortized equally over the primary term of the Lease with an interest factor of 10%.

         3.02 TIME FOR PAYMENT OF RENT. The first month's Rent shall be paid simultaneously with the execution of this Lease. Thereafter, each monthly installment of Rent shall be due and payable on or before the first day of the calendar month for which such Rent is payable.

         3.03 RENT ESCALATION. On each Adjustment Date, the monthly base rent amount shall increase to 103% of the monthly base rent amount that was payable immediately before such Adjustment Date.

         4.01 LETTER OF CREDIT. You agree to deliver the Letter of Credit to Landlord no later than the tenth day immediately following the Effective Date, time being of the essence. If the Letter of Credit is not delivered within such period, then until such time as it is delivered, you agree to pay to Landlord a penalty of $100.00 a day for each day until delivered and until such time as it is delivered, Landlord shall have the right to terminate this Lease. Upon an Event of Default, Landlord may, from time to time, without notice to you and without prejudice to any other remedy available to Landlord, draw upon the Letter of Credit to the extent necessary to make good any arrears of Rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by your default, and you shall pay to the issuer of the Letter of Credit on demand by Landlord the amount so applied in order to restore the Letter of Credit to its original amount. Provided that you have complied with all of the terms and conditions of the Lease, the Letter of Credit will be returned to you no later than 15 days after the expiration of the last day of the fifth Lease Year of the primary term. If the Letter of Credit is in the form of one year automatic renewals, and if the issuer decides not to renew the Letter of Credit and if you fail to provide Landlord with a replacement Letter of Credit (or, at your option, a cash security deposit in an amount equal to the face amount of the required Letter of Credit) within fifteen days of the stated expiry date of the Letter of Credit that is not being renewed, then the failure to provide Landlord with a replacement Letter of Credit shall be an Event of Default which can be cured solely by providing Landlord with the replacement Letter of Credit and in addition to any other remedy available to Landlord under this Lease, Landlord shall have the right to draw on the Letter of Credit until such time as the replacement Letter of Credit is provided to Landlord.

Provided that no Event of Default then exists beyond the applicable grace period, if any, on each Adjustment Date beginning with the Adjustment Date corresponding to the first day of the second Lease Year, you shall be permitted to substitute a replacement Letter of Credit in an amount equal to the Letter of Credit amount then in effect prior to replacement minus $90,000. Upon Landlord's receipt of a replacement Letter of Credit, Landlord will return to you the then Letter of Credit that Landlord is holding.

         5.01 PERMITTED USE. The Premises shall be used for the sole purpose of the Permitted Use and for no other use or purpose. You shall at your own cost and expense obtain any and all licenses and permits necessary for any such use. The overnight parking of automobiles, trucks or other vehicles (other than occasional overnight parking including the overnight parking of your company limousines if necessary(1)) and the outside storage of any

---------------

         (1) Should there be occasional overnight parking or should you choose to park your company limousines overnight, Landlord, the property manager and any security service patrolling the Development shall not be liable for damage or theft to the overnight parked vehicle or limousine, it being agreed and understood that overnight

Landlord:             Tenant:     RDM
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



property including trash or garbage is prohibited. You agree that you will, at your own cost and expense keep your employees, agents, customers, invitees, and/or licensees from parking on any streets running through or contiguous to the Development. You agree that no washing of any type will take place outside of the Premises including the truck apron and parking areas. You shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building or unreasonably interfere with such tenants' use of their respective premises or permit any use which would adversely affect the reputation of the Development. Notwithstanding the above, Landlord's property manager will cooperate with you in attempting to arrange for a location within the Common Areas acceptable to Landlord, in Landlord's sole and absolute discretion, where you can wash your cars provided, however, that Landlord will not be obligated to furnish water for that purpose.

         6.01 TENANT'S TAXES. You shall be responsible to pay before delinquency all franchise taxes, assessments, levies or charges measured by or based in whole or in part upon the rents payable hereunder or your gross receipts and all sales taxes and other taxes imposed upon or assessed by reason of the rents and other charges payable hereunder.

         7.01 TENANT'S PROPORTIONATE SHARE OF OPERATING COSTS. (a ) Beginning as of the Rent Commencement Date and continuing during the primary and any extended term of this Lease, you agree to pay to Landlord as additional rent, your Proportionate share of Operating Costs. Any payments with respect to any partial calendar year in which the term commences or ends shall be prorated. You agree to pay $12,477.67 per month as an estimated amount for Operating Costs. Landlord may, at any time, deliver to you its estimate (or revised estimate) of such additional amounts payable under this Section for each calendar year. On or before the first day of the next month and on or before the first day of each month thereafter, you shall pay to Landlord as additional rent such amount as Landlord reasonably determines to be necessary to bring and keep you current. As soon as practicable after the close of each calendar year, Landlord shall deliver to you a statement showing the total amount payable by you under this Article. If such statement shows an amount due from you that is less than the estimated payments previously paid by you, it shall be accompanied by a refund of the excess to you or at Landlord's option the excess shall be credited against the next monthly installment of Rent. If such statement shows an amount due from you that is more than the estimated payments paid by you, you shall pay the deficiency to Landlord, as additional rent. If an amount is due and is not paid within thirty (30) days after the date of Landlord's statement to you, you agree to pay a late fee of 10% of the unpaid balance. You or your representatives shall have the right after seven (7) days prior written notice to Landlord to examine Landlord's books and records of Operating Costs during normal business hours within three hundred and sixty (360) days following the furnishing of the statement to you. Unless you take written exception to any item within three hundred and sixty (360) days following the furnishing of the statement to you (which item shall be paid in any event), such statement shall be considered as final and accepted by you. The taking of exception to any item shall not excuse you from the obligation to make timely payment based upon the statement as delivered by Landlord. If you timely take written exception to any item, any dispute with respect to the written exception not resolved to the mutual satisfaction of both Landlord and you within thirty (30) days following Landlord's receipt of your written exception shall be resolved in accordance with the following procedures. First, Landlord shall have seven days immediately following the thirty day period to provide you with a list of three independent certified public accountants. You shall then have seven days following you receipt of the list of independent certified public accountants to designate one of the three independent certified public accountants (hereinafter the "CPA") and to


-----------------------

parking is at risk of the person choosing to do so and you agree to indemnify and hold Landlord harmless from and against any claims for damages resulting from such overnight parking, including any claims that the indemnified party was negligent in providing security.


Landlord:             Tenant:     RDM
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provide Landlord with written notice of your designation. If Landlord fails to timely provide you with the list of three independent certified public accountants, then you may select any independent certified public accountant you wish to serve as the CPA. If you fail to timely designate one of the three independent certified public accountants as the CPA, then Landlord may select any independent certified public accountant it wishes to serve as the CPA. The decision of the CPA shall be final and binding as to any dispute with respect to your written exception and the cost of the CPA shall be paid for by the party who does not prevail. For purposes of the preceding, (i) the term "independent certified public accountant" means a certified public accountant who has not previously rendered accounting services of any kind for either you or Landlord; and (ii) Landlord will be deemed to have prevailed if the determination of the CPA results in a reduction in your Proportionate share of Operating Costs which is five percent or less of the Landlord's determination of your Proportionate share of Operating Costs and you will be deemed to have prevailed if the determination of the CPA results in a reduction in your Proportionate share of Operating Costs which is more than five percent of the Landlord's determination of your Proportionate share of Operating Costs.

               (b) Notwithstanding anything in Section 7.01 to the contrary and subsequent to the first stabilized year, the increase in your Proportionate share of Controllable Operating Costs shall not exceed 5% from one year to the next, on a cumulative basis. By way of example of what is meant by a cumulative basis, if your Proportionate share of Controllable Operating Costs for calendar year 2002 increased by 3% from calendar year 2001, then your maximum Proportionate share of Controllable Operating Costs for calendar year 2003 would be 107% of the calendar year 2002 amount.

         8.01 TENANT'S OBLIGATIONS. You shall, at your own cost and expense, keep and maintain all parts of the Premises in good condition, promptly making all necessary repairs and replacement, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original, including but not limited to, interior windows, glass and plate glass, doors, skylights, any special office entries, interior walls and finish work, floors and floor coverings and water heaters. You, as part of your obligation hereunder, shall keep the whole of the Premises in a clean and sanitary condition. You will as far as possible keep all such parts of the Premises from deteriorating, ordinary wear and tear excepted, and from falling temporarily out of repair, and upon termination of this Lease in any way, you will yield up the Premises to Landlord in good condition and repair, ordinary wear and tear excepted and loss by fire or other casualty covered by insurance to be secured pursuant to Article 15 excepted (but not excepting any damage to glass or loss not reimbursed by insurance because of the existence of a deductible under the appropriate policy). You shall not damage any dividing wall or disturb the integrity and supports provided by any demising wall and shall, at your sole cost and expense, properly repair any damage or injury to any demising wall caused by you or your employees, agents or invitees. You shall, at your own cost and expense, as additional rent, pay for the repair of any damage to the Premises or the Building resulting from and/or caused in whole or in part by your negligence or misconduct, or the negligence or misconduct of your agents, servants, employees, patrons, customers, or any other person entering upon the Building as a result of your business activities or caused by your default hereunder.

         9.01 LANDLORD'S OBLIGATIONS. (a) Landlord shall maintain the Common Areas as well as common areas of the Development, the exterior windows, roof, exterior walls in the Building, the mechanical, plumbing and electrical equipment and life safety systems serving the Building, landscaping, and the structure of the Building, itself, in reasonably good order and condition and consistent with a Class A office building. Damage to the foregoing occasioned by your acts will be repaired by Landlord at your expense. Landlord's liability with respect to any defects, repairs, or maintenance or the curing of such defect for which Landlord is responsible under the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. To the extent economically practical and feasible, Landlord will attempt to perform its obligations under this Section 9.01(a) in a manner reasonably designed to minimize interference with the conduct of your Permitted Use.

Landlord:             Tenant:     RDM
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               (b) Landlord agrees to furnish to the Premises janitorial
services during the times and in the manner that such services are, in Landlord's reasonable judgement customarily furnished in comparable Class A office buildings in the immediate market area. The cost of such janitorial services will be included as part of the Operating Costs. You will not contract for separate janitorial services without Landlord's written consent which may be withheld in Landlord's sole discretion. Any such janitorial services contracted for separately by you shall be at your sole cost, risk and responsibility.

               (c) You will not, without the written consent of Landlord which consent will not be unreasonably withheld, use any apparatus or device in the Premises which will in any way increase the amount of electricity or water which Landlord determines to be reasonable for use of the Premises as general office space; nor connect with electrical current, except through existing electrical outlets in the Premises, or with water pipes, any apparatus or device. If you require water, electrical current or any other resource in excess of that usually furnished, you shall first procure the consent of Landlord, which Landlord may refuse, and if not already installed, the Landlord may cause a special meter to be installed in the Premises, at your cost and expense, so as to measure the amount of water, electric current or other resource consumed. Notwithstanding anything in this paragraph to the contrary, electricity from the Premises shall be paid for by you as set forth in Section 13.01 of this Lease.

               (d) Interruptions of any service shall not be deemed an eviction or disturbance of your use and possession of the Premises, or render Landlord liable for damages by abatement of Rent or otherwise or relieve you from performance of your obligations under this Lease unless such interruptions are directly attributable to the grossly negligent or intentional acts of Landlord. Should any equipment or machinery furnished by Landlord cease to function properly, Landlord shall use reasonable diligence to repair the same. Notwithstanding the terms of this Section 9.01, Landlord will repair and maintain the HVAC system unless repairs are caused by your negligence.

               (e) Subject to the other provisions of this Lease, you shall be afforded twenty four hour a day, seven day a week access to the Premises. After hours access to the Premises shall be by key card. You shall have the right to restrict elevator access to the fourth floor of the Building by means of a card or code access system installed or to be installed by Landlord in the Building elevator system, provided, however, that the cost will be charged against the Landlord's Contribution . If any other tenant of the Building desires to and actually does utilize the card or code access system for its Premises, then Landlord will collect from the tenant and reimburse to you an amount equal to the cost of the card or code access system charged against the Landlord's Contribution multiplied by a fraction the numerator of which is the rentable square footage of such tenant's premises and the denominator of which is 75,000.

               (f) Landlord will arrange for the provision of the following security to the Building: (i) from 4:00 p.m. to 10:00 p.m. on Mondays through Fridays, excluding, however, holidays; and (ii) weekend periodic verification that the exterior doors are locked. Nothing contained herein shall be construed to prohibit Landlord from increasing the security being provided to the Building and all security costs are part of Operating Costs.

         9.02 TENANT'S SELF HELP REMEDY. If Landlord fails to perform or to commence to perform and to proceed diligently thereafter to completion, its obligations under Section 9.01 within a commercially reasonable period of time considering the failure of performance after written notice from you, then upon advance written notice received from you, you may perform such obligations yourself and seek reimbursement from Landlord for your actual cost to perform the obligation.

         10.01 ALTERATIONS. You agree that you will not make any alterations, additions or improvements to the Premises (including, without limitation, the roof and wall penetrations) without the prior written consent of

Landlord:             Tenant:     RDM
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Landlord, which consent will not be unreasonably withheld, conditioned or delayed. If Landlord shall consent to any alterations, additions or improvements proposed by you, you shall construct the same in accordance with all governmental laws, ordinances, rules and regulations and all requirements of Landlord's and your insurance policies and only in accordance with plans and specifications approved by Landlord; and any contractor or person selected by you to make the same. You may, without the consent of Landlord, but at your own cost and expense and in good workmanlike manner erect such shelves, bins, machinery and other trade fixtures as you may deem advisable, without altering the basic character of the Building and without overloading the floor or damaging the Building, and in each case after complying with all applicable governmental laws, ordinances, regulations and other requirements. All shelves, bins, machinery and trade fixtures installed by you may be removed by you prior to the termination of this Lease if you so elect, and shall be removed by the date of termination of this Lease or upon earlier vacating of the Premises if required by Landlord; upon any such removal you agree to restore the Premises to their original condition. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the primary structure or structural quality of the Building. Notwithstanding the foregoing, you may make without Landlord's prior consent but only after written notice to Landlord, non-structural alterations which, in the aggregate, do not exceed $50,000. As to any alteration that does not require Landlord's consent, you will provide Landlord with advance notification of the making of the alteration.

         11.01 SIGNS AND WINDOW TREATMENT. (a) You agree that you will not install any signs upon the Building. Landlord will provide, at your request and cost, Landlord's standard identification sign, which sign shall be removed by you upon termination of this Lease at which time you shall restore the property to the same condition as prior to installation of said sign. You shall not install drapes, curtains, blinds or any window treatment without Landlord's prior written consent. Landlord may from time to time require you to change its signage to conform to a revised standard for the Building, provided Landlord pays the cost of removing and replacing such signs. Landlord shall maintain all signs and the cost thereof shall be charged to you.

               (b) Notwithstanding anything in this Section 11.01 to the contrary, you shall have the right, at your sole cost and expense (which will not be considered part of the Interior Buildout Cost), to place illuminated signage on the top south side exterior of the Building provided that such signage is reasonably approved by Landlord and further provided that such signage is approved by the City of Plantation and the Southpointe Property Owners Association. Landlord agrees not to place any signage on the exterior of the Building that is as or more prominent than your signage and Landlord agrees not to place any signage on the top exterior south side face of the Building. Subject to the condition that Landlord shall not be required to incur any expense or cost, Landlord agrees to cooperate with you in your dealings with the City of Plantation and the Southpointe Property Owner's Association and in any contests arising from the refusal of the City of Plantation and/or the Southpointe Property Owner's Association to approve your requested signage.

         12.01 INSPECTIONS. For the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease, Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any time during business hours provided that except for emergencies (in which case there will be no advance notice requirement), Landlord agrees to provide you with at least twenty four hours advance notice. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours (after first providing you with at least twenty four hours advance notice) for the purpose of showing the Premises. You shall endeavor to give written notice to Landlord at least thirty (30) days prior to vacating the Premises and you shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. If you fail to arrange such joint inspection, Landlord's inspection at or after you vacate the Premises shall be conclusively deemed correct for purposes of determining your responsibility for repairs and restoration.

Landlord:             Tenant:     RDM
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         13.01 UTILITIES. You agree to pay for all gas, heat, light, power, telephone, and other utilities and services used on or from the Premises, including without limitation, your proportionate share as determined by Landlord for the use of such utilities which are not separately metered and any central station signaling system installed in the Premises or the Building, together with any taxes, penalties and surcharges or the like pertaining thereto and any maintenance charges for utilities. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises. As part of the Interior Buildout, you shall be permitted to install an electrical meter and have your Premises separately metered by the applicable utility service provider. In such event, there will be no charge to you for after hours HVAC usage. Common area utilities will, in all cases, be part of Operating Costs.

         14.01 ASSIGNMENT AND SUBLETTING. (a) You shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned upon payment of any consideration. Any attempted assignment, subletting, transfer or encumbrance by you in violation of the terms and covenants of this Section shall be void. If Landlord consents to an assignment or subletting, as a condition thereto which the parties agree is reasonable, you shall pay to Landlord fifty percent (50%) of any Transfer Premium. Any assignment, subletting or other transfer of your interest in this Lease other than to an Affiliate shall be for an amount equal to the then fair market value of such interest. These covenants shall run with the land and shall bind you and your representatives in any bankruptcy proceeding, successors and assigns. Any assignee, sublessee or transferee of your interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "successors"), by assuming your obligations hereunder shall assume liability to Landlord for all amounts paid to persons other than Landlord by such successors in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Landlord or not, shall relieve you of your liability and obligations hereunder. Upon the occurrence of an "Event of Default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, as provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to you under such assignment or sublease and apply such rent against any sums due to Landlord for you hereunder, and no such collection shall be construed to constitute a novation or a release of you from the further performance of your obligations hereunder.

               (b) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq. (The "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute your property or of your estate within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of the Landlord and be promptly paid or delivered to Landlord.

               (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

               (d) An assignment or subletting of your interest in this Lease without Landlord's specific written prior consent (where Landlord's consent is required pursuant to the terms of this Lease) shall, at Landlord's option, be an Event of Default curable after a ten day notice period or a non curable Event of Default without the necessity of any notice or grace period. If Landlord elects to treat such unconsented to assignment or subletting as a non curable Event of Default, Landlord shall have the right to either (i) terminate this Lease, or
(ii) not terminate the Lease and to instead increase the monthly base rent to the amount specified in Section 18.01 of this Lease as if

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                                       15
you were holding over.

               (e) Notwithstanding anything herein to the contrary, you shall have the right to assign your leasehold interest in the Premises to an Affiliate without Landlord's consent provided that (i) you provide Landlord with advance written notice of the assignment; (ii) you provide Landlord, in advance, with proof that the Affiliate has all insurance in place required to be maintained under this Lease including naming Landlord as an additional insured; (iii) you provide Landlord, in advance, with a fully executed assignment and assumption of lease document reasonably acceptable to Landlord including an acknowledgement that such assignment does not release you from liability; and (iv) you provide Landlord with an administrative charge payment of $200.00 to reimburse Landlord for the administrative and legal costs Landlord can reasonably be expected to incur regarding such assignment. Any proceeds of an assignment to an Affiliate shall be retained by you.

               (f) Notwithstanding anything herein to the contrary, you shall have the right to sublet all or a portion of the Premises to an Affiliate without Landlord's consent provided that (i) you provide Landlord with advance written notice of the subletting; (ii) you provide Landlord, in advance, with proof that the Affiliate has all insurance in place required to be maintained under this Lease including naming Landlord as an additional insured; (iii) you provide Landlord, in advance, with a fully executed sublease reasonably acceptable to Landlord; and (iv) you provide Landlord with an administrative charge payment of $200.00 to reimburse Landlord for the administrative and legal costs Landlord can reasonably be expected to incur regarding such subletting. Any excess subletting rentals to an Affiliate shall be retained by you.

         15.01 FIRE AND CASUALTY DAMAGE. (a) Landlord agrees to maintain insurance covering the Building in an amount not less than the replacement cost thereof, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraph 15.01(e) below, such insurance shall be for the sole benefit of Landlord and under its sole control.

               (b) If the Building should be damaged or destroyed by fire, tornado or other casualty, you shall give written notice thereof to Landlord.

               (c) If the Building should be totally destroyed by fire, tornado or other casualty, or if the Building should be so damaged thereby that rebuilding or repairs of the Building including the Premises cannot reasonably be expected to be completed within the Restoration Period, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

               (d) If the Building should be damaged by any peril covered by insurance to be provided by Landlord under subparagraph 15.01(a) above, but only to such extent that rebuilding or repairs can reasonably be expected to be completed within the Restoration Period, this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair the Building and the Premises to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by you and except that Landlord may elect not to rebuild if such damage occurs during the last year of the term of the Lease exclusive of any option which is unexercised at the time of such damage. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. If Landlord should fail to complete such repairs and rebuilding within

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



the Restoration Period, you may, at your option, terminate this Lease by delivering written notice of termination to Landlord as your exclusive remedy, whereupon all rights and or obligations hereunder shall cease and terminate. Should construction be delayed because of changes, deletions, or additions in construction requested by you, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the reasonable control of Landlord, the Restoration Period shall be extended for the time Landlord is so delayed.

               (e) Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then except in the case where, in your sole opinion, the Premises remains tenantable and suitable for the conduct of your Permitted Use without any abatement of Rent, Landlord shall have the right to terminate this Lease by delivering written notice of termination ("Landlord's Notice") to you within fifteen (15) days after such requirement is made by any such holder but in no event later than sixty (60) days following the date of the casualty, whereupon all rights and obligations hereunder shall cease and terminate unless and except if you void any such termination by providing Landlord notice in writing (the "Tenant's Notice') within fifteen days of your receipt of the Landlord's Notice, the Tenant's Notice to specify that you have determined that the Premises remains tenantable and suitable for the conduct of your Permitted Use without any abatement of Rent. Time is of the essence as to all notices to be sent pursuant to this Section. The provisions of this Subsection (e) shall only apply if the insurance proceeds equal or exceed $500,000, or, if greater, the amount of insurance proceeds specified in the then permanent financing mortgage encumbering the Building which the Landlord has the automatic right to use to reconstruct free of the right of the Superior Mortgagee to direct that the proceeds instead be used to re-pay the mortgage loan.

               (f) You and the Landlord each hereby release the other from any loss or damage to property caused by fire or any perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. You and the Landlord each agree to request the insurance carriers to include in its policies such a clause or endorsement. Notwithstanding the preceding, if the damage or destruction to the Building was caused by your negligence, then you agree, upon demand, to reimburse Landlord for the deductible expended by Landlord under Landlord's policy of insurance to repair or rebuild the Building or part thereof after such damage or destruction.

         16.01 LIABILITY. (a) Landlord shall not be liable to you for any damage to property on or about the Premises unless caused by or resulting from the gross negligence or intentional wrongful act of Landlord or its agents, servants or employees in the operation or maintenance of the Premises or the Development, subject to the doctrine of comparative negligence in the event of contributory negligence on your part or on the part of your agents, employees or servants. In no case will a Superior Mortgagee be liable to you for injury, damage or loss caused by Landlord, regardless of the cause. In those cases specified above where Landlord is liable to you for damage to your property, Landlord's liability is limited to the replacement value of the property damaged. In no case will Landlord be liable to you for incidental or consequential damages or for lost profits.

               (b) You agree to indemnify Landlord and hold Landlord harmless from and against all claims, actions, damages, liability, and expenses which may arise in connection with bodily injury or loss of life to persons while at the Premises if the injury or loss of life was occasioned totally or in part by any negligent or wrongful intentional act by you or by your agents, contractors, servants or employees. Your indemnification obligation under this paragraph shall not, however, apply to those instances where the injury or loss of life was

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                                       17
due to the negligent or wrongful intentional act of Landlord.

               (c) You agree to indemnify Landlord and hold Landlord harmless from and against all claims, actions, damages, liability, and expenses which may arise in connection with damage to the property of third persons if the property is damaged while at the Premises and if the damage was occasioned totally or in part by any negligent or wrongful intentional act by you or by your agents, contractors, servants or employees. Your indemnification obligation under this paragraph shall not, however, apply to those instances where the damage to third persons property was due to the negligent or wrongful intentional act of Landlord.

               (d) In case a party (the "Indemnified Party") shall, without any fault on its part, be made a party to any litigation commenced by or against the other party (the "Indemnifying Party") in connection with the Premises, the Indemnifying Party hereby agrees to hold the Indemnified Party harmless and further agrees to pay all costs, expenses, and reasonable attorney's fees which may be incurred by the Indemnified Party in connection with such litigation. Notwithstanding, Landlord's obligation as an Indemnifying Party shall only apply to those actions which arise while Landlord is the owner of the Building and Landlord's obligations under this paragraph shall not be binding upon a Superior Mortgagee.

               (e) You shall procure and maintain throughout the term of the Lease a policy or policies of insurance, at your sole cost and expense, insuring both Landlord and you against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) your operations in and maintenance and use of the Premises; and (iv) your liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $2,000,000 per occurrence in respect to injury to persons (including death), and in the amount of not less than $250,000 per occurrence in respect to property damage or destruction, including loss of use thereof. All such policies shall be procured by you from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefore, shall be delivered to Landlord prior to the Commencement Date. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewal thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

         17.01 CONDEMNATION. (a) If the whole or any substantial part of the Premises or Building should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises or Building for the Purpose for which they are then being used, this Lease shall terminate effective when the legal taking shall occur as if the date of such taking were the date originally fixed in the Lease for the expiration of the Term.

               (b) If the part of the Premises or Building shall be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided above, this Lease shall not terminate but the Rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Premises to a condition suitable for your use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances.

               (c) If there is a taking or private purchase in lieu thereof, you and Landlord shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings; provided that you shall not be entitled to receive any award for the

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



loss of any improvements paid for by Landlord or for your loss of your leasehold interest, the right to such award as to such items being hereby assigned by you to Landlord. Notwithstanding, you shall have the right to pursue a a separate award for the loss of your leasehold interest if but only if either the pursuit or awarding of such a claim would not diminish any award to Landlord.

         18.01 HOLDING OVER. You will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord with all repairs and maintenance required herein to be performed by you completed. If Landlord agrees in writing that you may hold over after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than thirty (30) days advance written notice, or by you at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that you shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to the Holdover Rent, computed on a daily basis for each day of the hold over period. If Landlord does not consent to your holdover, then you shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by you, including the loss of any proposed subsequent tenant for any portion of the Premises. No holding over by you, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this paragraph shall not be construed as consent for you to hold over.

         19.01 QUIET ENJOYMENT. Landlord represents and warrants that it is the fee owner of the Building and that it has full right and authority to enter into this Lease and that upon your payment of the rents herein set forth and performing your other covenants and agreements herein set forth, you shall peaceably and quietly have, hold and enjoy the Premises for the term without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease. Landlord agrees to make reasonable efforts to protect you from interference or disturbance by other tenants or third persons; however, Landlord shall not be liable for any such interference or disturbance, nor shall you be released from any of the obligations of this Lease because of such interference or disturbance.

         20.01 EVENTS OF DEFAULT. In addition to any other Event of Default expressly provided for in this Lease, the following events shall be deemed to be Events of Default by you under this Lease:

               (a) If you fail to pay any installment of Rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due and such failure shall continue for a period of five (5) days from the date such payment was due, provided, however, that with respect to the first two failures only during any one calendar year, an Event of Default will not exist unless you fail to make payment within five (5) days of written notice of non payment.

               (b) If you are generally not paying your debts as they become due or if you admit in writing of the inability to pay debts or if you make a general assignment for the benefit of creditors; or if you commence any case, proceeding or other action seeking to have an order for relief entered on your behalf as a debtor to adjudicate as being a bankrupt or insolvent, or seeking reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for you or for all or of any substantial part of your property; or you take any action to authorize or in contemplation of any of the actions set forth above in this paragraph; or

               (c) If any case, proceeding or other action against you shall be commenced seeking to have an order for relief entered against you as a debtor or to adjudicate you as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of your debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee,

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



custodian or other similar official for you or for all or any substantial part of your property, provided , however, that an Event of Default will not occur pursuant to this paragraph if the case, action or proceeding is dismissed within ninety days of the filing.

               (d) Intentionally omitted

               (e) If a receiver or trustee shall be appointed for all or substantially all of your assets and the receiver or trustee is not dismissed within ninety days following appointment.

               (f) Omitted.

               (g) If you fail to discharge or bond against any lien placed upon the Premises in violation of Paragraph 25.01 hereof within twenty (20) days after you know or reasonably should have known that any such lien or encumbrance is filed against the Premises.

               (h) If you fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Paragraph 20.01), and shall not cure such failure within twenty (20) days after receipt of written notice thereof to you, provided, however, that if the nature of the breach is such that it cannot be reasonably cured within such twenty day period, then the twenty day period will be extended for up to an additional forty days provided that you are continuously and diligently attempting to cure such breach.

         20.02 REMEDIES. (a) Upon the occurrence of any Event of Default beyond the applicable grace period, if any, specified in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever and without limiting or restricting any other right or remedy which Landlord might have available under law unless otherwise expressly provided for herein to the contrary;

         (1) Terminate your right to possession of the Premises by any lawful means, in which case this Lease shall terminate and you shall immediately surrender possession of the Premises to Landlord, and if you fail so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent, commence an action for possession of the Premises and, after obtaining an appropriate order, expel or remove you and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim of damages therefore.

         (2) Maintain your right to possession of the Premises, in which case this Lease shall continue in effect whether or not you have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover Rent and any other charge due under this Lease, as same becomes due.

         (3) Enter upon the Premises, without being liable for prosecution or any claim for damages therefore, and do whatever you are obligated to do under the terms of this Lease; and you agree to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with your obligations under this Lease, and you further agree that Landlord shall not be liable for any damages resulting to you from such action, whether caused by the negligence of Landlord or otherwise.

         (4)      Intentionally omitted.

         (5) Exercise any other right or remedy available to Landlord at law or in equity provided, however,

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



                  that any judgement awarding accelerated rent shall be subject to the provisions of Section 20.02(f) of this Lease.

               (b) Omitted.

               (c) If you fail to pay any installment of Rent hereunder as when such installment is due, or if you fail to pay when due any other payment required to be paid by you to Landlord hereunder, to help defray the additional cost to Landlord for processing such late payments, you agree to pay to Landlord on demand a late charge in an amount equal to five (5%) percent of such installment or required payment. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. Notwithstanding as to the first late payment only during any one calendar year, the late charge will not be assessed if you pay the Rent installment or other payment within five (5) days of your receipt of written notice from Landlord advising that a late charge will become due if not paid.

               (d) If your check, given to Landlord in payment, is returned by the bank for non-payment, you agree to pay all expenses incurred by Landlord as a result thereof.

               (e) Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by you, whether by agreement or by operation of law, it being understood that such surrender can be effected only by written agreement between you and Landlord. No removal or other exercise of dominion by Landlord over your property or others at the Premises shall be deemed unauthorized or constitute a conversion, you hereby consenting, after any Event of Default, to the aforesaid exercise of dominion over your property within the Premises. All claims for damages by reason of such re-entry and/or repossession are hereby waived, as are all claims for damages by reason of any legal process. You agree that any re-entry by Landlord may be pursuant to judgement obtained in a legal proceeding and Landlord shall not be liable for trespass or otherwise.

               (f) If Landlord elects to terminate the Lease by reason of an Event of Default, then notwithstanding such termination, you shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all Rent and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the present value of the total Rent hereunder for the remaining portion of the term (had such term not been terminated by Landlord prior to the date of expiration. For these purposes, present value will be determined by using an eight percent discount factor. Landlord agrees that any final judgement for damages that it obtains pursuant to this paragraph will contain a restriction that will prohibit Landlord from enforcing collection on the portion of the judgement amount attributable to the discounted amount of accelerated Rent that is more than twelve months from the date of collection, e.g., if the judgement amount includes accelerated Rent for 36 months, discounted, then Landlord would initially be entitled to only take collection action with respect to one-third of the portion of the judgement amount attributable to accelerated Rent, and each succeeding month thereafter Landlord would be entitled to only take collection action with respect to an additional one-thirty sixth (1/36) of the portion of the judgement amount attributable to accelerated Rent. Any final judgement obtained pursuant to this paragraph shall include any provision required by law regarding an accounting for subsequent rents collected, provided, however, in no event shall you be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved.

               (g) If Landlord elects to repossess the Premises without terminating the Lease, then you shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, all Rent and other indebtedness accrued to the date of such repossession, plus Rent required to be paid by you to Landlord during the remainder of the term until the date of expiration of the term diminished by any net sums thereafter received by

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



Landlord through reletting the Premises during said period (after deducting expenses incurred by Landlord as provided in subparagraph 20.02(h). In no event shall you be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by you to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until the expiration of the term.

               (h) In case of any Event of Default resulting in Landlord regaining possession of the Premises, you shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above, brokers' fees incurred by Landlord in connection with reletting the whole or any part of the Premises; the costs of removing and storing your property or the property of any other occupant; the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants (but not including the cost of tenant improvements for a new tenant), and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies including reasonable attorney's fees and court costs, investigation costs, costs of appeal, and all other expenses incurred by Landlord, whether or not suit is actually filed.

               (i) Upon a termination or repossession of the Premises for an Event of Default, Landlord shall not have any obligation in excess of any obligation imposed under Florida law to relet or to attempt to relet the Premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the Premises for any period to any tenant and for any use and purpose.

               (j) If you fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for your account (and enter the Premises for such purpose), and thereupon you shall be obligated to, and hereby agree, to pay Landlord upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action.

               (k) If Landlord shall have taken possession of the Premises pursuant to the authority herein granted then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the Premises, including that which is owned or leased to you at all times prior to repossession thereof by any lessor thereof or third party having a lien thereon. Landlord shall also have the right to remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage at any premises within the County in which the Premises is located; and in such event, you shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by you (or a predecessor Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of your's or your predecessor's signature(s) thereon and without the necessity of Landlord making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and you agree to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which you are or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at your risk, cost and expense, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. You shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in

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



Landlord's possession or under Landlord's control. Any such property of yours not retaken by you from storage within thirty (30) days after the removal from the Premises shall conclusively be presumed to have been conveyed by you to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to you. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and you stipulate and agree that the rights herein granted Landlord are commercially reasonable.

         21.01 RIGHTS RESERVED TO LANDLORD. Landlord reserves and may exercise the following rights without affecting your obligations hereunder:

               (a) To change the name or the street address of the Building or the Development provided that Landlord provides you with at least ninety days advance written notice and further provided that Landlord reimburses you for your reasonable out of pocket costs incurred to change your stationary, business cards brochures or similar items and for the cost of printing and mailing change of address announcements;

               (b) To install and maintain a sign or signs on the exterior of the Building (subject to the provisions of Section 11.01(b)) or the Development;

               (c) To designate all sources furnishing sign painting and lettering used on the Building;

               (d) To retain at all times pass keys to the Premises provided that Landlord will allow you to reserve the right to designate certain secure areas of the Premises for which no key (or access card) will be provided to Landlord;

               (e) To grant to anyone the exclusive right to conduct any particular business or undertaking provided that such exclusivity right does not materially adversely interfere with your Permitted Use of the Premises;

               (f) To change the arrangement and/or location of entrances and corridors in and to the Building and to add, remove, rename or modify buildings, roadways, parking areas, walkways, landscaping, lakes, grading and other improvements in or to the Development provided that such action is consistent with the maintenance and operation of the Building as a Class A building and provided that such action does not materially adversely interfere with your Permitted Use of the Premises or access to the Building, Premises or parking areas.

         22.01 INTENTIONALLY OMITTED.

         23.01 WAIVER OF LANDLORD'S LIEN RIGHTS. Landlord waives its statutory lien rights that Landlord might otherwise be entitled to under Section 83.08, Florida Statutes, or any successor provision of law. Nothing contained in this waiver, shall, however, be construed to be a waiver of the right to assert that property in the Premises is a fixture that has become part of the Premises.

         24.01 SUBORDINATION. You are accepting this Lease subject and subordinate to any mortgage and/or deed of trust now or at any time hereafter constituting a lien or charge upon the Building or the Premises, without the necessity of any act or execution of any additional instrument of subordination; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have your interest in this Lease superior to any such instrument, then by notice to you from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. You shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any Superior Mortgagee for the purpose of evidencing the subjection and subordination of this Lease

Landlord:             Tenant:     RDM
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                                       23
to the lien of any such mortgage or for the purpose of evidencing the superiority of this Lease to the lien of any such mortgage as may be the case. Further, you agree to attorn to the holder(s) of any such mortgages upon any Superior Mortgagee foreclosing on the Premises or otherwise taking title and/or possession of the Premises.

Notwithstanding the preceding, your subordination obligation is conditioned on the Superior Mortgagee agreeing in writing that during the term of this Lease and any extended term thereof, so long as you are not in default under this Lease, your possession of the Premises shall not be disturbed and your rights and privileges under this Lease shall not be diminished or interfered with by the Superior Mortgagee upon any proceeding to foreclose a mortgage, and the Superior Mortgagee will not join you as a party defendant in any proceeding to foreclose the mortgage for the purpose of terminating the Lease.

No act or failure to act on the part of Landlord which would entitle you, under the express terms of this Lease or by law, to be relieved of your obligations under this Lease or to terminate this Lease, shall result in a release of such obligations or a termination of this Lease unless: (i) You have given notice by certified mail, return receipt requested, to the Superior Mortgagee; and (ii) you offer the Superior Mortgagee an opportunity to cure such default within thirty (30) days next following receipt of such notice, or if such default cannot be cured within thirty days, to commence to cure the default within the thirty day period and to proceed diligently thereafter to cure the default.

         25.01 MECHANICS LIENS. (a) You (the Tenant) shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interests of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with you, including those who may furnish materials or perform labor for any construction or repairs and nothing contained in this Lease shall be construed as a consent on the part of the Landlord to subject the estate of the Landlord to liability under the Construction Lien Law of the State of Florida, it being expressly understood that the Landlord's estate shall not be subject to liens for improvements made by you and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to you by this instrument. You covenant and agree that you will pay or cause to be paid all sums legally due and payable by you on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against your leasehold interest in the Premises or the improvements thereon and that you will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease. You agree to give Landlord immediate written notice if any lien or encumbrance is placed on the Premises.

               (b) Notwithstanding any provision of this Lease relating to improvements, additions, alterations, repairs or reconstruction of or to the Premises, you and the Landlord each agree and confirm that: (i) Landlord has not consented nor will Landlord ever consent to the furnishing of any labor or materials to the Premises that would or may result in any mechanic's or materialman's lien attaching to Landlord's interest in the Premises; (ii) You are not the agent of Landlord for the purposes of any such improvements, additions, alterations, repairs or reconstruction; and (iii) except as expressly provided herein, Landlord has retained no control over the manner in which any such improvements, additions, alterations, repairs or reconstruction are accomplished, and has made no agreement to make or be responsible for any payment to or for the benefit of any person furnishing labor or materials in connection therewith. No one furnishing labor or materials to or for your account shall be entitled to claim any lien against the interest of Landlord in the Premises and such entities shall look solely to you and your leasehold interest under this Lease for the satisfaction of any such claims.

               (c) You shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by you in the Premises. If any such taxes for which you are liable are levied or assessed against Landlord

Landlord:             Tenant:     RDM
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                                       24
or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by you in the Premises, and Landlord elects to pay the taxes based on such increase, you shall pay to Landlord upon demand that part of such taxes.

         26.01 NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment shall be deemed to be complied with when and if the following steps are taken:

               (a) All Rent and other payments required to be made by you to Landlord shall be payable to: Crossroads Business Park Associates or to such other entity at the such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Notwithstanding anything herein to the contrary, if the Building is encumbered by an assignment of leases and rents made by Landlord and recorded in the Public Records of the County in which the Building is located, then upon the written demand of the lender named in such assignment of leases and rents or the successor in interest to such lender (hereinafter the "Lender"), then in such event you agree to pay all Rent and other payments required to be made by you hereunder to such Lender and Landlord agrees that you will be credited by Landlord for any payments so made.

               (b) Any notice or document required or permitted to be delivered hereunder shall be in writing and shall be deemed to be delivered, whether actually received or not, on the third day after deposit in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith: (a) if to Landlord c/o Premier Commercial Realty, Inc., 2100 Park Central Boulevard North, Suite 900, Pompano Beach, Florida 33064; and (b) if to you at the Premises address, provided, however, that prior to the Rent Commencement Date, your notice address shall be 1505 N.W. 167 Street, Miami, Florida 33169, attn.: Chief Legal Officer. Wherever Landlord is required to provide you with notice, Landlord will attempt to also provide your attorneys with a copy of such notice, provided, however, that the failure of Landlord to so so will not render the notice to you defective. Your attorney's notice address is Bilzin Sumberg Dunn Price & Axelrod LLP, 2500 First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131, attn.: Alan D. Axelrod, or such other address as you from time to time direct.

If and when included within the term "Landlord", or "Tenant", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments. All parties included within the terms "Landlord" and "Tenant" respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

         27.01 MISCELLANEOUS. (a) Words of any gender used in this Lease shall be held or construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

               (b) The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease and Landlord's grantee or Landlord's successor, as the case may be, shall upon such assignment, become Landlord hereunder and shall be deemed to have assumed Landlord's obligations under this Lease arising from and after the date of such assignment, thereby freeing and relieving the grantor or assignor, as the case may be, of all covenants and obligations of Landlord hereunder thereafter accruing. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of

Landlord:             Tenant:     RDM
         -----------         -------------
such party to enter into this Lease. Nothing herein contained shall give any other tenant in the Building any enforceable rights either against Landlord or you as a result of the covenants and obligations of either party set forth herein. If there is more than one tenant, your obligation shall be joint and several. Any indemnification of, insurance of, or option granted to Landlord shall also include or be exercisable by Landlord's agents and employees.

               (c) The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

               (d) In the event of any default by Landlord, your exclusive remedy shall be an action for damages or for specific performance, but prior to any such action you must give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty days in which to commence to cure such default and proceed diligently thereafter to cure such default. Unless and until Landlord fails to commence to cure such default with such thirty day period and to proceed diligently thereafter to cure such default, you shall not have any remedy or cause of action by reason thereof. It is expressly understood and agreed that nothing in this Lease shall be construed as creating any liability against Landlord, or its successors and assigns, personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, and that all personal liability of landlord, or its successors and assigns, of every sort, if any, is hereby expressly waived by you, and that so far as Landlord, or its successors and assigns is concerned you shall look solely to the Building for the payment thereof or to the proceeds of the Building resulting from condemnation, casualty or sale, subject, however to the Superior Mortgagee's rights in condemnation or casualty proceeds .

               (e) This Lease constitutes the entire understanding and agreement between you and the Landlord with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and you with respect thereto. You and the Landlord each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or you, or anyone acting on behalf of Landlord or you, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

               (f) All of your obligations not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term, including without limitation, all payment obligations with respect to Operating Costs and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term, and prior to you vacating the Premises, Landlord and you shall jointly inspect the Premises and you shall pay to Landlord any amount estimated by Landlord as necessary to put the Premises in good condition and repair, ordinary wear and tear excepted. Any work required to be done by you prior to your vacation of the Premises which has not been completed upon such vacation, shall be completed by Landlord and billed to you at cost plus fifteen percent. You shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of your obligation hereunder for Operating Costs. All such amounts shall be used and held by Landlord for payment of your obligations hereunder, with you being liable for any additional costs therefore upon demand by Landlord, or with any excess to be returned to you after all such obligations have been determined and satisfied, as the case may be.

               (g) If any clause, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease nor any other clause, phrase, provision or portion hereof, nor shall if affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances,

Landlord:             Tenant:     RDM
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                                      26
and it is also the intention of the parties to this Lease that in lieu of each such phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease, a clause, phrase, provision or portion which is valid.

               (h) Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound hereby until its delivery to you of an executed copy hereof signed by Landlord, already having been signed by you, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary Landlord may withhold delivery of possession of the Premises from you until such time as you have paid to Landlord the first month's Rent as required hereunder, and any other sums required hereunder.

               (i) Whenever a time period is prescribed for action to be taken by a party, such party shall not be liable or responsible for, and there shall be excluded from the computations for any such time period, any delays due to causes beyond the control of such party, provided, however, that nothing contained in this paragraph shall be construed to extend the Rent Commencement Date or the date of payment of any Rent or any other payment required to be paid pursuant to this Lease.

               (j) Each party agrees from time to time within ten (10) days after request of the other party, time being of the essence and without application of any grace period, to deliver to the requesting party or the designee of the requesting party, an estoppel certificate stating that this Lease is in full force and effect, the date to which Rent has been paid, the expired term of this Lease, and such other matters pertaining to this Lease as may be reasonably requested by such party. It is intended that any estoppel certificate delivered pursuant to this Section may be relied upon by the person to whom such estoppel certificate is addressed.

               (k) You represent and warrants that you have dealt with no broker, agent or other person in connection with this transaction, and that no broker, agent or other person brought about this transaction, other than Landlord's Broker and Tenant's Broker and you agree to indemnify and hold Landlord harmless from and against any and all claims to pay any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with you with regard to this leasing transaction.

               (l) Landlord and you each waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and you or your use and occupancy of the Premises.

               (m) You shall faithfully observe and comply with the rules and regulations attached to this Lease as EXHIBIT D and all reasonable modifications thereof and additions thereto from time to time put in to effect by Landlord provided that Landlord provides you with advance written notice of any modifications or additions to the rules and regulations. Landlord shall not be responsible for the non performance by any other tenant or occupant of the Building of any said rules and regulations but Landlord agrees to enforce such rules and regulations with respect to all tenants of the Building other than as may be expressly provided to the contrary in such tenant's Lease. If there is a conflict between an express provision of this Lease and the rules and regulations, then the express provision of this Lease shall control. Notwithstanding anything in the Rules and Regulations now or hereafter promulgated to the contrary, (i) there will be no prohibition against you installing a vending machine(s) within the Premises (but not in the Common Areas) and there shall be no prohibition against occasional barbering or bootblacking services within the Premises; (ii) microwave cooking within the Premises will be permitted provided that the microwave cooking does not emit objectionable odors and does not create an unreasonable fire hazard; (iii) you shall be permitted to drive nails, screws and/or drill in to the partitions, woodwork or plaster provided that it is in connection with the decoration of your Premises and provided that at Lease expiration or termination you repair all holes caused by the nailing, screwing and/or drilling; (iv) Rule 32

Landlord:             Tenant:     RDM
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                                       27
of the current Rules and Regulations or any corresponding replacement rule or revision will not be a part of this Lease;

         28.01 COMPLIANCE WITH PUBLIC ACCOMMODATION LAWS. You assume all responsibility for compliance of the Premises with any and all Public Accommodation Laws. You agree to complete any and all alterations, modifications or improvements to the Premises necessary in order to comply with all Public Accommodation Laws during the term of this Lease whether such improvements or modifications are the legal responsibility of the Landlord, you or a third party. You agree to indemnify, defend and hold harmless Landlord from and against any and all claims, liabilities, fines, penalties, losses and expenses, including attorneys fees, arising in connection with your failure to comply with the provisions of this Section. Landlord assumes all responsibility for compliance of the shell Building, the Common Areas and the fourth floor restrooms constructed by Landlord with any Public Accommodation Laws. Landlord agrees to indemnify, defend and hold you harmless from and against any and all claims, liabilities, fines, penalties, losses and expenses, including attorneys fees, arising in connection with Landlord's failure to comply with the provisions of this Section, provided, however, that such indemnification and hold harmless obligation shall not be binding upon a Superior Mortgagee.

         29.01 ENVIRONMENTAL MATTERS. You hereby agree that: (i) no activity will be conducted on the Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of your business (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been expressly approved in advance in writing by Landlord (other than in the permitted use clause of this Lease); (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of your business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Landlord;
(iii) no portion of the Premises or the common areas of the Development will be used as a landfill or dump; (iv) You will not install any underground tanks of any type in the common areas of the Development; (v) You will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; (vi) You will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials described below and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If, at any time during or after the term of this Lease, the Premises is found to be so contaminated or subject to said conditions, you agree to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by you. The foregoing indemnification shall survive the termination or expiration of this Lease.

Landlord represents and warrants to you that it has no actual knowledge that the Building and the Development is currently not in compliance with all Hazardous Materials Laws and that it has no actual knowledge that the Building was constructed using any friable asbestos. The foregoing shall not be binding on a Superior Mortgagee.

         29.02 RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         30.01 RIGHT OF FIRST OFFER. If space becomes vacant or is scheduled to become vacant on the second or third floor of the Building at any time prior to the last day of the fifth Lease Year, Landlord agrees to notify you that the space is vacant or will become vacant and Landlord agrees to offer to Lease such space to you. You shall

Landlord:             Tenant:     RDM
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                                       28
have seven days from your receipt of the offer to advise Landlord whether you desire to lease the offered space. Failure to respond within the seven days shall be deemed to be an irrevocable waiver of the right to exercise such offer, time being of the essence, in which event Landlord will be free to lease the vacant space upon such terms and conditions as Landlord desires. If you timely exercise the right of first offer granted herein with respect to such offered space, then an amendment to this Lease will be executed by the parties amending the Lease to include the offered space as part of the Premises for the remainder of the Lease term, in as is condition, with base rent being at ninety percent of Market Rent, with annual increases consistent with the increases to match the current Lease and with increases at the beginning of an extended term to match the current Lease.

         31.01 MOVING COST ALLOWANCE. Within thirty days following the Rent Commencement Date, Landlord will pay to you a moving cost allowance of $25,000.

         32.01 ROOFTOP RIGHTS. At no rental cost to you, during the term of this Lease and provided that you are not then in default beyond the applicable grace period, if any, you shall have the non exclusive right to install and maintain on the Building's roof, an antenna and/or satellite dish. The location of the installation shall be at a location reasonably approved in advance by Landlord. Any costs associated with the installation and maintenance shall be your responsibility, including any applicable permit costs. All such installations shall be in accord with applicable codes, regulation, rules and ordinances and you shall pay for Landlord's roofer to observe the installation. Any antenna or satellite dish installed pursuant to this Section must be removed by you at your sole cost and expense at the termination or expiration of the Lease including the cost of Landlord's roofer inspecting the removal.

         33.01 SMOKE FREE BUILDING. Landlord agrees that the Building will be a "no smoking building" and Landlord will enforce restrictions against smoking except in designated smoking areas outside of the Building in an area(s) selected by landlord. Designated smoking area(s) will not be in the front entry way of the Building.

         34.01 NON EXCLUSIVE PARKING. Landlord represents and warrants to you that the number of combined non exclusive parking spaces available for the Building and Crossroads Business Park Building One is approximately 960 parking spaces, exclusive of handicapped parking spaces. Landlord agrees that it will not reduce the Building's non exclusive parking spaces below 95% of the amount in existence on the Effective Date without your written consent, provided, however, that the foregoing will not apply to reductions resulting from actions under Section 17.01 or actions resulting from a requirement of the City of Plantation or Broward County unrelated to a request made by Landlord, e.g., the foregoing would apply if the City of Plantation imposed a reduction of parking space requirement in connection with Landlord's request for further improvement of the Development . Landlord will not consent to the use of the Building's non-exclusive parking spaces by the owners or tenants of any of Parcels 1, 4, and/or 8 of JACARANDA Parcel 817.







                 ----------------------------------------------


                      [EXECUTION PAGE IMMEDIATELY FOLLOWS]





Landlord:             Tenant:     RDM
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                                       29

Each and every term and provision of this Lease and all exhibits attached
hereto, is agreed to by you, the Tenant, on    7/19    , 1999.
                                            -----------


                                            Precision Response Corporation,
                                            a Florida corporation

(Witnesses as to Tenant)


/s/ Cindy Sandor
-----------------------------
/s/ Esther Hernandez
-----------------------------

                                           By: /s/  Richard D. Mondre
                                              ---------------------------------
                                           Print Name: Richard D. Mondre
                                                      -------------------------
                                           Print Title: Executive Vice President
                                                        -----------------------


Each and every term and provision of this Lease and all exhibits attached
hereto, is agreed to by the Landlord on    7/20    , 1999.
                                        -----------

                                            Crossroads Business Park Associates,
                                            a Florida general partnership

                                            By: Argent Point, Inc., a Florida
                                                corporation as an authorized
                                                general partner

(Witnesses as to Landlord)


/s/ Tracey Gordon
-----------------------------
/s/ Daphne M. Veloz
-----------------------------


                                            By: /s/ Jack Azout
                                               ---------------------------------
                                               Jack Azout, president


                                            By: Sterling Point, Inc., a Florida
                                                corporation as an authorized
                                                general partner
/s/ Tracey Gordon
-----------------------------

/s/ Daphne M. Veloz
-----------------------------



                                            By: /s/ Issac Sredni
                                               ---------------------------------


Index of Exhibits attached to this Lease:

Building Legal Description ..........  Exhibit A
N/A and none included ...............  Exhibit B
Construction Work Letter ............  Exhibit C
Rules and Regulations ...............  Exhibit D


Landlord:             Tenant:     RDM
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                                       30

                                   EXHIBIT A

                              LEGAL DESCRIPTION OF
                     CROSSROADS BUSINESS PARK BUILDING TWO

A portion of Parcels 2 and 3, JACARANDA PARCEL 817, according to the Plat thereof as recorded in Plat Book 143, Page 1 of the Public Records of Broward County, Florida, described as follows:

Commence at the northwest corner of Parcel 3, thence S60 degrees 51'07" East, along the north line of Parcel 3, a distance of 468.15 feet to the POINT OF BEGINNING,

thence continue S60 degrees 5 1'07" East, 563.31 feet;

thence S88 degrees 52'50" West, 236.19 feet;

thence S01 degrees 07'10" East, 509.81 feet to a point on the arc of a non-tangent curve, concave to the northeast, a radial line to said point bears South 12 degrees 06'02" West;

thence Westerly along the arc of said curve, having a radius of 241.00 feet and a central angle of 06 degrees 50'22", a distance of 28.77 feet to a point on the arc of a reverse curve, concave to the South;

thence Westerly along the arc of said curve, having a radius of 279.00 feet, and a central angle of 07 degrees 58'13", a distance of 38.81 feet to a point on the arc of a reverse curve, concave to the Northeast;

thence Westerly along the arc of said curve, having a radius of 2674.79 feet and a central angle of 10 degrees 03'26", a distance of 469.51 feet;

thence North 29 degrees 08'53" East, 170.82 feet to a point on the arc of a tangent curve, concave to the southwest;

thence Northwesterly along the arc of said curve, having a radius of 55.00 feet and a central angle of 87 degrees 54'58", a distance of 84.39 feet;

thence North 29 degrees 08'53" East, 230.04 feet;

thence North 60 degrees 51'07" West, 41.13 feet;

thence North 29 degrees 08'53" East, 226.50 feet to the Point of Beginning.

Said land situate and lying in the City of Plantation, Broward County, Florida and containing 286,739 square feet, 6.58 acres, more or less.

                                   EXHIBIT C

                     CONSTRUCTION WORK LETTER - CROSSROADS

INTERIOR PARTITIONS

Standard interior office partitions shall be metal studs 3-1/2", 25 gauge with 1/2" gypsum board on each side. Standard ceiling height shall be 9'-0" with all interior partitions connected to the bottom of the ceiling or just above ceiling or to the slab above only for partners office, conference rooms, and the office manager, at election of Tenant. All gypsum board partitions shall be taped, bedded, floated and painted with water base latex paint. Colors may be selected by Tenant with final approval by Landlord.

DOORS

All interior doors shall be solid core mahogany faced doors, 1-3/4" thick, 3'.0 x 8' - 6" in height, stained.

HARDWARE

Passage sets to be provided on all doors. Schlage or equal, ADA compatible. All doors to have one (1) door stop. All hardware finishes must match building standard.

CEILINGS

Office area ceilings are suspended 2' x 4' acoustical tile, tegular, with exposed metal tee suspension system. Suspension system ceiling shall be Chicago Metallic or Dunn Product, with white baked enamel finish, or equal.

LIGHTING

Standard lighting in office areas shall be accomplished by 2' x 4' lay in parabolic florescent fixtures with 2 bulbs.

CARPETING

Carpeting to be provided throughout the tenant space, 22 Ounce Glue Down. Color to be selected by Tenant. Hollytex, Design Weave, Aladdin, or equivalent. Vinyl Base in a color selected by Tenant will be installed on all interior walls.

                                   EXHIBIT D

                             RULES AND REGULATIONS

1 . The sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress and egress from its Premises. The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Tenant shall not go upon the roof on the Building.

2. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants and Landlord reserves the right to exclude any other names therefrom.

3. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on the Premises without the prior written consent of Landlord. In any event, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. No articles shall be placed on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant's Premises.

4. Landlord reserves the right to exclude from the Building between the hours of 6:30 p.m. and 7:30 a.m. weekdays, and at all hours on Saturdays, Sundays, and holidays all persons who are not tenants or their accompanied guests, Tenant shall be responsible for all persons it allows to enter the Building and shall be liable to Landlord for all acts of such persons.

Landlord shall in no case be liable for damages for error with regard to the admission or exclusion of any person from the Building.

During the continuance of any invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

5. Tenant shall not employ any person or persons other than Landlord's janitor for the purpose of cleaning its Premises. Except with the written consent of Landlord no persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall not cause any unnecessary labor by reason of its carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to Tenant for any loss of property on its Premises however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person.

6. Tenant shall not use upon its Premises vending machines or accept barbering or bootblacking services in its Premises except from persons authorized by Landlord.

7. Tenant shall see that all doors to its Premises are securely locked and that all utilities, water faucets or water apparatus are shut off before Tenant leaves the Premises, so as to prevent waste or damage, and shall be responsible for all injuries sustained by other tenants or occupants of the Building or Landlord as a result of its failure to do so. Tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

8. Tenant shall not waste electricity, water, or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls.

9. Tenant shall not alter any lock or access device or install a new or additional lock or access device or any bolt on any door in its Premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

10. Tenant shall not make or have made additional copies of any keys or access devices provided by Landlord. Tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefor.

11. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever, including, but not limited to, coffee grounds shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant, who, or whose employees or invitees, shall have caused it.

12. Tenant shall not keep in the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

13. Tenant shall not permit to be kept in its Premises any foul or noxious gas or substance or permit its Premises to be used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Building.

14. No cooking shall be done in the Premises (except that use by Tenant of Underwriter's Laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for Tenant and its employees shall be permitted, provided that such equipment and use in accordance with applicable federal, state and city laws, codes, ordinances, rules and regulations) nor shall the Premises be used for lodging.

15. Tenant shall not sell or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods on the Premises, nor shall Tenant carry on, or permit the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for the storage of merchandise, manufacturing of any kind, the business of a public barber shop, or beauty parlor, or for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in Tenant's lease.

16. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the written approval of Landlord.

17. Tenant shall not install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not interfere with radio or television broadcasing or reception from or in the Building.

18. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by Tenant.

19. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down elevators except between such hours and in such elevators as shall be designed by Landlord. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture, files, bookcases, or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable by Landlord.

20. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall not mark, or drive nails, screws or drill into, the partitions, woodwork or plaster or in any way deface the Pemises.

21. There shall not be used in any space, or in the public areas of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into or kept in or about the Premises.

22. Tenant shall store all its trash and garbage within the interior of its Premises. No materials shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in this area without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord may designate.

23. Canvassing, soliciting or distributing of handbills or any other written material, and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same. Tenant shall not make room-to-room solicitation of business from other tenants in the Building.

24. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Building.

25. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with the business of Tenant except as Tenant's address.

26. Tenant shall comply with all energy conservation, safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

27. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage.

28. The requirements of Tenant will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless given special instructions from Landlord, and no such employees will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

29. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

30. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

31. All wallpaper or vinyl fabric materials which Tenant may install on painted walls shall be applied with a strippable adhesive. The use of nonstrippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

32. Tenant shall provide and maintain hard surface protective mats under all desk chairs which are equipped with coasters to avoid excessive wear and tear to carpeting. If Tenant falls to provide such mats, the cost of carpet repair or replacement made necessary by such excessive wear and tear shall be charged to and paid by Tenant.

33. Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service to Tenant to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

34. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to properly.

35. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, invitees and guests.

36. Tenant shall not allow its employees or invitees to park in other than designated areas, nor shall any washing of cars or car repairs be permitted in any parking areas, nor shall overnight parking be permitted, nor shall commercial trucks be allowed in the parking areas other than in designated delivery areas.

37. Other than for single-trip usages, Tenant shall make reservations for use of any elevators, which shall be accepted by Landlord on a first-come, first-serve basis.

38. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the building.

                                                 Page 1 of Lease Amendment No. 1
                                                 -------------------------------

                              LEASE AMENDMENT NO. 1

Landlord:         Crossroads Business Park Associates, a Florida general
                  partnership

Tenant: Precision Response Corporation, a Florida corporation (the Tenant is sometimes referred to in this Lease Amendment No. 1 by the use of the pronoun "you")

Original
Premises:         Approximately 27,224 r.s.f. (24,307 usable s.f.) of space
                  comprised of the entire fourth floor of Crossroads Business
                  Park Building Two, 8151 West Peters Road, Plantation, Florida

Expansion
Premises:         Approximately 18,107 r.s.f. (15,745 usable s.f.) of space
                  comprised of a portion of the third floor of Crossroads
                  Business Park Building Two, 8151 West Peters Road, Plantation,
                  Florida. EXHIBIT E attached to this Lease Amendment No. 1 shows the approximate location of the Expansion Premises within the third floor

Lease:            Lease Agreement dated July 20, 1999 between Landlord and
                  Tenant

Transaction:      Addition of the Expansion Premises as part of the Premises


================================================================================

                                   WITNESSETH:

         WHEREAS, the parties desire to provide for an expansion of the Premises to include the Expansion Premises upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound hereby, covenant and agree as follows:

         1. The above recitals are true and correct and are incorporated into the terms of this Lease Amendment No. 1.



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


                                                 Page 2 of Lease Amendment No. 1
                                                 -------------------------------


         2. In addition to the definitions set forth above, the following definitions are added to the Lease:

         "Expansion Premises Rent Commencement Date" means the (i) the fifteenth day immediately following the date that a certificate of occupancy (temporary or permanent) or its equivalent is issued by the City of Plantation permitting you to occupy the Expansion Premises; or if earlier (ii) April 15, 2000.

         "Letter of Credit Endorsement" means an endorsement to the Letter of Credit increasing the Letter of Credit amount from $450,000 to $750,000. Upon Landlord's receipt of the Letter of Credit Endorsement, references in the Lease to the Letter of Credit means the Letter of Credit as amended by the Letter of Credit Endorsement.

         3. The definitions set forth below hereby replace and supercede the same definition contained in the Lease:

         "Landlord's Contribution" means the improvement allowance that Landlord has agreed to pay to you in the method and manner prescribed in this Lease in connection with your obligation to construct the Interior Buildout. Landlord's Contribution is the lesser of (i) the Interior Buildout Cost; or (ii) the sum of $1,813,240. The portion of the Landlord's Contribution attributable to the Interior Buildout of the Original Premises is $1,088,960 and the portion of the Landlord's Contribution attributable to the Interior Buildout of the Expansion Premises is $724,280. You shall have the right, by written notice to Landlord, to change the allocation of the Landlord's Contribution attributable to the Interior Buildout of the Original Premises and the Interior Buildout of the Expansion Premises, e.g., increase the amount of the Landlord's Contribution allocated to the Interior Buildout of the Original Premises and decrease by like amount the amount allocated to the Interior Buildout of the Expansion Premises, provided, however, that in no case shall the amount of the Landlord's Contribution, in the aggregate, ever exceed $1,813,240. Other than Landlord's obligation to pay to you the Landlord's Contribution, Landlord has not agreed to and will not be responsible for the space planning, design or construction of the Interior Buildout or its cost thereof.

         "Letter of Credit" means an irrevocable and unconditional letter of credit in the amount of $450,000. The Letter of Credit must (i) be in form satisfactory to Landlord; (ii) clearly state that it is a clean site draft in the required amount in favor of Landlord, irrevocable and expiring no earlier than May 1, 2005, or, if the issuer is unable to or is unwilling to issue a multi-year form of Letter of Credit, then in a form which will automatically renew from year to year unless the issuer provides Landlord with at least sixty days advance written notice that the issuer will not be renewing the Letter of Credit; (iii) be issued by NationsBank, N.A k/n/a Bank of America or a bank approved by Landlord; (iv) be payable upon presentation to a bank in Broward County, Florida; and (v) be unconditionally available to Landlord by Landlord's drafts, at sight, with partial draws permitted.

         "Premises" means the Original Premises and the Expansion Premises.

         "Rent Commencement Date" means the (i) the fifteenth day immediately following the date that a certificate of occupancy (temporary or permanent) or its equivalent is issued by the City of Plantation permitting you to occupy the Original Premises; or if earlier (ii) March 15, 2000.

         4. Section 1.01(b) of the Lease is deleted in its entirety and the following is substituted in its place:

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


                                                 Page 3 of Lease Amendment No. 1
                                                 -------------------------------

         (b) During the term of this Lease and provided that you are not then in default, you shall have the exclusive right to use at no additional charge (i) seventeen (17) reserved covered parking spaces comprised of space no.s 4, 5, 6, 7, 8, 9, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31 and
         32 ; and (ii) two spaces in front of the Building for your company limousines. The location of these spaces shall be determined by Landlord.

         5. Section 1.01(c) of the Lease is deleted in its entirety and the following is substituted in its place:

                  (c) The parties will agree on the Construction Drawings in accordance with the procedures set forth in Sections 1.02 and 1.02A. You will then construct the Interior Buildout in accordance with the requirements of Section 1.04.

         6. Section 1.02 of the Lease shall be construed to pertain solely to the Original Premises and nothing contained in this Lease Amendment No. 1 shall be construed to extend any time period set forth in Section 1.02 of the Lease.

         7. The following provision is added to the Lease:

         1.02A CONSTRUCTION DRAWINGS FOR EXPANSION PREMISES. (a) The Construction Drawings for the portion of the Interior Buildout pertaining to the Expansion Premises will be finalized in accordance with the time line contained in this Section 1.02A, and as to all required time periods contained in this Section 1.02A, time shall be of the essence. References in this Section 1.02A to the Construction Drawings means the Construction Drawings pertaining to the Interior Buildout of the Expansion Premises. The time line is as follows:

                           (i) You agree to provide Landlord with the Construction Drawings on or before the seventy fifth (75th) day immediately following the date this Lease Amendment No. 1 is fully executed.

                           (ii) Landlord agrees to provide you with written notice of approval or rejection of the Construction Drawings on or before the tenth day immediately following Landlord's receipt of such Construction Drawings. If Landlord rejects the Construction Drawings, Landlord's rejection notice must specify with particularity the reason for rejection and, where applicable, an alternate that Landlord would accept. Landlord's failure to timely give any written notice of approval or rejection as required herein shall be a deemed approval.

                           (iii) If Landlord rejects the Construction Drawings, you agree to provide Landlord with revised Construction Drawings within eight business days of your receipt of Landlord's rejection notice. The revised Construction Drawings must contain an itemization of the revisions that made.

                           (iv) Landlord agrees to provide you with written notice of approval or rejection of the revised Construction Drawings on or before the fifth day immediately following Landlord's receipt of the revised Construction Drawings. If Landlord rejects the revised Construction Drawings, Landlord's rejection notice must again specify with particularity the reason for rejection and, where applicable, an alternate that Landlord would accept. In such event, the procedures set forth in paragraphs (iii) and (iv) above will continue to be repeated until such time as Landlord approves the Construction Drawings. Landlord's failure to timely give any written notice of approval or rejection as required herein shall be a deemed approval.

                  (b) Any approval by Landlord of or consent by Landlord to the Construction Drawings or to any


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


                                                 Page 4 of Lease Amendment No. 1
                                                 -------------------------------


         part thereof or to any changes thereto and any inspection or approval of the Interior Buildout shall be deemed to be strictly limited to an acknowledgment of approval or consent and such approval or consent shall not constitute an assumption by Landlord of any responsibility for the accuracy, sufficiency or feasibility of any plans, specifications or other such items and shall not imply any representation, acknowledgment or warranty by Landlord that the design is safe, feasible or structurally sound or will comply with any legal or governmental requirements. Any deficiency in design, although same had the prior approval of Landlord, shall be solely your responsibility. It is your responsibility to ensure that the Construction Drawings and the Interior Buildout comply with all applicable building codes and ordinances, with the N.F.P.A. Life Safety Code and with the Public Accommodation Laws. Your obligations under
         Section 28.01 of this Lease shall apply to the Interior Buildout.

         8. Section 1.03 is amended to clarify that the Expansion Premises will be delivered on the date that this Lease Amendment No. 1 is fully executed.

         9. Section 1.04 of the Lease is deleted in its entirety and the following is substituted in its place:

         1.04 Construction of the Interior Modifications. (a) As soon as is reasonably practical following approval of the Construction Drawings, or part thereof, you will apply for a building permit(s) to construct the Interior Buildout and you will diligently pursue to completion the obtaining of the building permit(s). The Construction Drawings will be approved in two parts, one being for the portion of the Interior Buildout pertaining to the Original Premises and the other being for the portion of the Interior Buildout pertaining to the Expansion Premises.

                  (b) Upon receipt of the building permit for the construction of the portion of the Interior Buildout, whether it be for the portion pertaining to the Original Premises or for the portion pertaining to the Expansion Premises, as the case may be, you will commence the construction of the Interior Buildout and you will diligently pursue to completion the construction of the Interior Buildout, subject to force majeure or other unavoidable delay, provided, however, that such force majeure or other unavoidable delay shall not result in an extension of the Rent Commencement Date or the Expansion Premises Rent Commencement Date, as the case may be. You agree to construct the Interior Buildout in accordance with the Construction Drawings and in accordance with all applicable building codes and ordinances, the N.F.P.A. Life Safety Code and in compliance with all applicable Public Accommodation Laws. You shall be permitted to make changes to the Construction Drawings only if Landlord agrees to the changes. Landlord agrees to not unreasonably withhold, delay or condition any requested approval of changes to the Construction Drawings.

                  (c) The general contractor selected by you is subject to Landlord's reasonable approval and the general contractor must be bonded and fully insured in accordance with Landlord's insurance requirements, provided that such insurance requirements are commercially reasonable. Your general contractor and any subcontractors shall be subject to the administrative supervision of Landlord's construction manager provided, however, that Landlord shall not be entitled to charge you for a construction management or supervisory fee. Provided that Tiger Construction, Inc. is bondable and insurable, Landlord approves Tiger Construction, Inc. as your general contractor.

                  (d) All materials used in the construction of the Interior Buildout shall be building standard or better as set forth in the construction letter attached to this Lease as EXHIBIT C. The materials used in the construction of the Interior Buildout and the improvements to the Premises included in the Interior Buildout represents realty and not personalty and at Lease expiration, ownership will vest in Landlord.

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


                                                 Page 5 of Lease Amendment No. 1
                                                 -------------------------------

                  (e) Your obligation to pay Rent for the portion of the Premises pertaining to the Original Premises begins on the Rent Commencement Date and is not dependant upon your completion of the Interior Buildout on or before that date and you will be obligated to begin paying Rent for the Original Premises on the Rent Commencement Date even if the Interior Buildout is not completed by that date. Your obligation to pay Rent for the portion of the Premises pertaining to the Expansion Premises begins on the Expansion Premises Rent Commencement Date and is not dependant upon your completion of the Interior Buildout on or before that date and you will be obligated to begin paying Rent for the Expansion Premises on the Expansion Premises Rent Commencement Date even if the Interior Buildout is not completed by that date.

         10. Section 1.05 of the Lease is deleted in its entirety and the following is substituted in its place:

         1.05 PAYMENT OF LANDLORD'S CONTRIBUTION. Landlord will make progress payments to you of Landlord's Contribution in accordance with this
         Section 1.05. Landlord shall be entitled to retain a ten percent retainage from each partial payment and the retainage shall be paid to you as part of the final payment of Landlord's Contribution. In order to obtain a partial draw of Landlord's Contribution, you must submit a Draw Request. Landlord agrees to promptly process the Draw Request and make payment to you within twenty five days of Landlord's receipt of the Draw Request, provided, however, that you may not submit more than one draw request in any calendar month and provided that the Draw Request for such month was submitted on or before the second business day of such calendar month. Landlord reserves the right to have the check made payable to you and your general contractor. As a condition precedent to Landlord's payment of the initial Draw Request with respect to the portion of the Interior Buildout attributable to the Original Premises, Landlord must have approved the portion of the Construction Drawings attributable to the Interior Buildout of the Original Premises, you must have commenced construction of the Interior Buildout and Landlord must have received from you (i) a fully executed copy of your contract with your general contractor regarding the Interior Buildout of the Original Premises; (ii) the notice of commencement pertaining to the portion of the Interior Buildout attributable to the Original Premises in a form approved by Landlord prior to its recording and then a copy of the recorded notice of commencement; and (iii) a copy of the building permit for the portion of the Interior Buildout attributable to the Original Premises. As a condition precedent to Landlord's payment of the initial Draw Request with respect to the portion of the Interior Buildout attributable to the Expansion Premises, Landlord must have approved the portion of the Construction Drawings attributable to the Interior Buildout of the Expansion Premises, you must have commenced construction of the portion of the Interior Buildout attributable to the Expansion Premises and Landlord must have received from you (i) a fully executed copy of your contract with your general contractor regarding the Interior Buildout of the Expansion Premises; (ii) the notice of commencement pertaining to the portion of the Interior Buildout attributable to the Expansion Premises in a form approved by Landlord prior to its recording and then a copy of the recorded notice of commencement; and (iii) a copy of the building permit for the portion of the Interior Buildout attributable to the Expansion Premises. Landlord is not required to make payment to you of the final Original Premises Draw Request until Landlord receives from you (i) the certificate of occupancy for the Original Premises;
         (ii) two sets of detailed as built plans and specifications and a computer diskette containing the as built plans and specifications for the portion of the Interior Buildout attributable to the Original Premises; (iii) certificates from your architect and general contractor certifying that the portion of the Interior Buildout attributable to the Original Premises has been constructed in accordance with the Construction Drawings and in accordance with all applicable building codes and ordinances, the N.F.P.A. Life Safety Code and in compliance with all applicable Public Accommodation Laws; (iv) a certified copy of the recorded notice of termination of the notice of commencement for the portion of the Interior Buildout attributable to the Original Premises with final contractor affidavit attached; and (v) final lien waivers from all individuals or entities who performed labor or who provided materials or services and who would have a right to assert a lien against the Premises arising

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


                                                 Page 6 of Lease Amendment No. 1
                                                 -------------------------------

         out of work performed with respect to the portion of the Interior Buildout attributable to the Original Premises. Landlord is not required to make payment to you of the final Expansion Premises Draw Request until Landlord receives from you (i) the certificate of occupancy for the Expansion Premises; (ii) two sets of detailed as built plans and specifications and a computer diskette containing the as built plans and specifications for the portion of the Interior Buildout attributable to the Expansion Premises; (iii) certificates from your architect and general contractor certifying that the portion of the Interior Buildout attributable to the Expansion Premises has been constructed in accordance with the Construction Drawings and in accordance with all applicable building codes and ordinances, the N.F.P.A. Life Safety Code and in compliance with all applicable Public Accommodation Laws; (iv) a certified copy of the recorded notice of termination of the notice of commencement for the portion of the Interior Buildout attributable to the Expansion Premises with final contractor affidavit attached; and (v) final lien waivers from all individuals or entities who performed labor or who provided materials or services and who would have a right to assert a lien against the Premises arising out of work performed with respect to the Interior Buildout. Notwithstanding anything in this Section 1.05 to the contrary, Landlord will pay to you, within five business days of the delivery to Landlord of the Letter of Credit Endorsement, the sum of $3,621 representing an advance on your preliminary space planning costs for the Expansion Premises, which amount is part of and is not in addition to the portion of Landlord's Contribution attributable to the Expansion Premises.

         11. You acknowledge having been paid by Landlord a $5,445 advance on your preliminary space planning costs for the Original Premises which payment was a part of and was not in addition to the portion of Landlord's Contribution attributable to the Original Premises.

         12. Section 1.06 of the Lease is deleted in its entirety and the following is substituted in its place:

         1.06 MEASUREMENT OF THE PREMISES. On or before the twentieth day immediately following the date that this Lease Amendment No. 1 is fully executed, you may measure the Expansion Premises. You further acknowledge that you previously had the right to measure the Building and the Original Premises and that you have accepted the measurements specified in this Lease as to the Building and as to the Original Premises as conclusive. All calculations of usable area under this Lease shall be based upon the American National Standard ANZI Z65.1 - 1980 (Reaffirmed 1989) (Approved June 21, 1989 by the American National Standards Institute, Inc.). Rentable square footage is the usable square footage plus a common area factor of 15% for multi-tenant floors and 12% for single tenant floors. If you do not provide Landlord with written notice disputing the measurement of the Expansion Premises within such twenty day period, time being of the essence, then the Expansion Premises shall be conclusively deemed to measure the rentable square footage specified in the definition of the Expansion Premises set forth above. If Landlord receives written notice from you within such twenty day period disputing the measurement of the Expansion Premises and if Landlord disagrees with your determination, then Landlord's architect and your architect shall mutually select a third architect whose sole purpose shall be to state whose measurement (Landlord's or yours in which event Landlord shall have the right to claim that the rentable square footage of the Expansion Premises is less than or greater than the amount specified in the definition of Expansion Premises) is most correct and the determination of the third architect shall be conclusive and binding upon the parties. Once the third architect makes a determination as to which measurement is most correct, the rental rates during the primary term for the Expansion Premises will be adjusted based on a fraction, the numerator of which is the rentable square footage of whichever of Landlord's or your measurement the third architect determined to be most correct and the denominator of which is the rentable square footage set forth in the definition of Expansion Premises. The cost of the third architect shall be paid for equally by the parties.

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


                                                 Page 7 of Lease Amendment No. 1
                                                 -------------------------------


         13. Section 3.01(a) of the Lease is deleted in its entirety and the following is substituted in its place:

         (a) You agree to pay to Landlord monthly base rent for the Original Premises, in advance, without demand, deduction or set off, for the entire primary term hereof beginning on the Rent Commencement Date, at the initial rate of $32,896.00 a month, provided, however, that if the Rent Commencement Date is a day other than the first day of a calendar month, then for the initial partial month, you agree to pay a per diem base rental of $1,096.52 a day for each day of the partial month beginning on the Rent Commencement Date and ending on the last day of the partial month in which the Rent Commencement Date falls. You agree to pay to Landlord monthly base rent for the Expansion Premises, in advance, without demand, deduction or set off, for the entire primary term hereof beginning on the Expansion Premises Rent Commencement Date, at the initial rate of $21,878.96 a month, provided, however, that if the Expansion Premises Rent Commencement Date is a day other than the first day of a calendar month, then for the initial partial month, you agree to pay a per diem base rental of $729.30 a day for each day of the partial month beginning on the Expansion Premises Rent Commencement Date and ending on the last day of the partial month in which the Expansion Premises Rent Commencement Date falls. The monthly base rent amount payable by you during the primary term for each of the Original Premises as well as for the Expansion Premises will increase on each Adjustment Date beginning with the Adjustment Date corresponding to the first day of the second Lease Year, the annual increase to be computed in the manner prescribed in Section 3.03.

         14. Section 3.01(f) of the Lease is deleted in its entirety and the following is substituted in its place:

         (f) Notwithstanding anything in Section 3.01(a) to the contrary, to the extent the Landlord's Contribution is less than $1,813,240, you shall be entitled to receive a credit for the difference between $1,813,240 and the actual amount of the Landlord's Contribution. The credit will be in one of the following two forms, all at Landlord's sole option and discretion: (i) a credit against Rent to be credited against Rent first becoming due and payable after the Expansion Premises Rent Commencement Date until such time as the entire credit is exhausted; or (ii) reduced Base Rent with the reduction amortized equally over the primary term of the Lease beginning on the Expansion Premises Rent Commencement Date with an interest factor of 10%.

         15. Section 3.02 of the Lease is amended to clarify that the portion of the first month's Rent attributable to the Expansion Premises shall be paid simultaneously with the execution of this Lease Amendment No. 1.

         16. Landlord acknowledges receipt of the Letter of Credit. Section 4.01 of the Lease is amended to provide that the Letter of Credit Endorsement must be delivered to Landlord no later than the twelfth day immediately following the date of full execution of this Lease Amendment No. 1. If the Letter of Credit Endorsement is not delivered within such period, then until such time as it is delivered, you agree to pay to Landlord a penalty of $100.00 a day for each day until delivered and until such time as it is delivered, Landlord shall have the right to terminate this Lease in which event Landlord shall be entitled to present the Letter of Credit for payment as agreed upon liquidated damages, provided, however, that in order to terminate the Lease and draw on the

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


                                                 Page 8 of Lease Amendment No. 1
                                                 -------------------------------

Letter of Credit pursuant to this sentence, Landlord must first provide you with three business days advance written notice of Landlord's intent to do so.

         17. The second paragraph of Section 4.01 of the Lease is deleted in its entirety and the following is substituted in its place:

         Provided that no Event of Default then exists beyond the applicable grace period, if any, on each Adjustment Date beginning with the Adjustment Date corresponding to the first day of the second Lease Year, you shall be permitted to substitute a replacement Letter of Credit in an amount equal to the Letter of Credit amount then in effect prior to replacement minus $150,000. Upon Landlord's receipt of a replacement Letter of Credit, Landlord will return to you the then Letter of Credit that Landlord is holding.

         18. Section 7.01(a) of the Lease is amended to provide that (i) you will not have to pay your Proportionate Share of Operating Costs solely with respect to the Expansion Premises until the Expansion Premises Commencement Date; and (ii) as of the Expansion Premises Rent Commencement Date, the initial estimated amount of your Proportionate Share of Operating Costs will increase to $20,775.60.

         19. The last two sentences of Section 10.01 of the Lease are deleted in their entirety and the following is substituted in their place:

         Notwithstanding the foregoing, you may make without Landlord's prior consent but only after written notice to Landlord, non-structural alterations to the Premises which, in the aggregate, do not exceed $75,000. As to any alteration that does not require Landlord's consent, you will provide Landlord with advance notification of the making of the alteration.

         20. Section 31.01 of the Lease is deleted in its entirety and the following is substituted in its place:

         31.01 MOVING COST ALLOWANCE. Within thirty days following the Rent Commencement Date, Landlord will pay to you a moving cost allowance of $25,000. Within thirty days following the Expansion Premises Rent Commencement Date, Landlord will pay to you an additional moving allowance of $16,625.00.

         21. Except as is otherwise expressly provided for herein to the contrary, your use and occupancy of the Expansion Premises is subject to all of the terms and conditions of the Lease. All of the terms of the Lease not otherwise in conflict with this Lease Amendment No. 1 shall remain in full force and effect as if fully set forth herein, and any capitalized terms not defined herein shall have the meanings set forth in the Lease.

         22.  This Lease Amendment No. 1 may be executed in multiple

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


                                                 Page 9 of Lease Amendment No. 1
                                                 -------------------------------

counterparts, and each counterpart, when taken together, shall be deemed an original. The date of this Lease Amendment No. 1 shall be the date signed by Landlord.

         IN WITNESS WHEREOF, Tenant, through a duly authorized officer, has caused this Lease Amendment No. 1 to be duly executed on October 20, 1999.
                                                         ----------

(Witnesses)

                                           Precision Response Corporation,
                                           a Florida corporation

/s/ CINDY SANDOR
-----------------------------------

/s/ ESTHER HERNANDEZ
-----------------------------------

                                           By: /s/ RICHARD D. MONDRE
                                               ---------------------------------
                                           Print Name: RICHARD D. MONDRE
                                           Print Title: EXECUTIVE VICE PRESIDENT


         IN WITNESS WHEREOF, Landlord, through its authorized general partners,
has caused this instrument to be duly executed on       10/29       , 1999.
                                                  ------------------


                                           Crossroads Business Park Associates,
                                           a Florida general partnership

                                           By: Argent Point, Inc., a Florida
                                               corporation as an authorized
                                               general partner

(Witnesses as to Landlord)

/s/ TRACEY GORDON
------------------------------------

/s/ DAPHNE M. VELOZ
------------------------------------

                                           By: /s/ JACK AZOUT
                                               ------------------------------
                                               Jack Azout, President

                                           By: Stone Point, Inc., a Florida
                                               corporation as an authorized
                                               general partner

/s/ TRACEY GORDON
------------------------------------

/s/ DAPHNE M. VELOZ
------------------------------------
                                           By:  /s/ ERWIN SREDNI
                                                -----------------------------
                                                Erwin Sredni, President

lamend.expansion.crossroads.precisionresponse.draft2


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
                                                              Exhibit E
                                                              3rd Floor Location













































                     (Description of floor plan expansion.)